EXHIBIT 10(aaz)

                                  AGREEMENT OF SALE

                                    by and between

                             OMNI CONGRESS JOINT VENTURE
                                       AS BUYER

                                         and

                  INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                                      AS SELLER

                                  September 5, 1995

                                  TABLE OF CONTENTS

          1.   Purchase and Sale  . . . . . . . . . . . . . . . . . . . . 5

          2.   Consideration  . . . . . . . . . . . . . . . . . . . . . . 6

          3.   Documents and Deliveries at Closing; By Seller . . . . . . 6

          4.   Documents and deliveries at Closing; By Buyer  . . . . . . 8

          5.   New  Leases  . . . . . . . . . . . . . . . . . . . . . . . 9

          6a.  Seller's Documents and Title Commitment to be Made
                 Available  . . . . . . . . . . . . . . . . . . . . . . . 9

          6b.  Delivery of Survey and
                 Estoppel Certificates  . . . . . . . . . . . . . . . .  10

          7.   Closing Expenses . . . . . . . . . . . . . . . . . . . .  10

          8.   Conditions to Obligations of Buyer . . . . . . . . . . .  11

          9.   Conditions to Obligations of Seller  . . . . . . . . . .  12

          10.  Casualty to Property . . . . . . . . . . . . . . . . . .  12

          11.  Condemnation . . . . . . . . . . . . . . . . . . . . . .  14

          12.  Real Estate Broker . . . . . . . . . . . . . . . . . . .  14

          13.  Closing  . . . . . . . . . . . . . . . . . . . . . . . .  15

          14.  Apportionments and Additional Payments . . . . . . . . .  15

          15.  Past Due Rents and Past Due Accounts . . . . . . . . . .  17

          16.  Inspection of the Property . . . . . . . . . . . . . . .  18

          17a. Covenants of Seller  . . . . . . . . . . . . . . . . . .  20

          17b. Covenants of Buyer . . . . . . . . . . . . . . . . . . .  23

          18a. Seller's Representations and Warranties  . . . . . . . .  23
               (a)  Existing Leases . . . . . . . . . . . . . . . . . .  23
               (b)  Certificate of Occupancy, Law and Ordinances,
                      Condemnation and Zoning . . . . . . . . . . . . .  24
               (c)  Operating Statements  . . . . . . . . . . . . . . .  24
               (d)  Restrictions and Easements  . . . . . . . . . . . .  25
               (e)  Service Contracts . . . . . . . . . . . . . . . . .  25
               (f)  Construction Contracts  . . . . . . . . . . . . . .  25
               (g)  Licenses and Permits  . . . . . . . . . . . . . . .  25
               (h)  Warranties and Guaranties . . . . . . . . . . . . .  26
               (i)  Trade Materials . . . . . . . . . . . . . . . . . .  26
               (j)  Legal Proceedings and Bankruptcy  . . . . . . . . .  26
               (k)  FIRPTA  . . . . . . . . . . . . . . . . . . . . . .  26
               (l)  Authority, Actions of Seller, Authorization
                    and Consents  . . . . . . . . . . . . . . . . . . .  26

          18b. Buyer's Representations and Warranties . . . . . . . . .  27

          19.  Safe Deposit Boxes . . . . . . . . . . . . . . . . . . .  28

          20.  Baggage Inventory  . . . . . . . . . . . . . . . . . . .  29

          21.  Indemnity and Survival . . . . . . . . . . . . . . . . .  30

          22.  Deposit  . . . . . . . . . . . . . . . . . . . . . . . .  30

          23.  Termination, Default and Remedies  . . . . . . . . . . .  30

          24.  Assignment . . . . . . . . . . . . . . . . . . . . . . .  32

          25.  Supplemental Documents . . . . . . . . . . . . . . . . .  32

          26.  Definitions  . . . . . . . . . . . . . . . . . . . . . .  32

          27.  Notices  . . . . . . . . . . . . . . . . . . . . . . . .  35

          28.  Section Headings . . . . . . . . . . . . . . . . . . . .  36

          29.  Entire Contract  . . . . . . . . . . . . . . . . . . . .  36

          30.  Invalid Provisions . . . . . . . . . . . . . . . . . . .  36

          31.  Construction . . . . . . . . . . . . . . . . . . . . . .  36

          32.  Covenant Not to Record . . . . . . . . . . . . . . . . .  37

          33.  Choice of Law  . . . . . . . . . . . . . . . . . . . . .  37

          34.  Binding Effect . . . . . . . . . . . . . . . . . . . . .  37

          35.  Counterparts and Copies  . . . . . . . . . . . . . . . .  37

          36.  Effective Date . . . . . . . . . . . . . . . . . . . . .  37

                                Exhibits and Schedules

          Exhibit "A"    -    Metes and Bounds Description of Land

          Exhibit "B"    -    Tangible Personal Property

          Exhibit "C-1"  -    Office Leases

          Exhibit "C-2"  -    Residential Leases

          Exhibit "C-3"  -    EntelCom Leases

          Exhibit "D"    -    Permitted Exceptions

          Exhibit "E"    -    Form of Special Warranty Deed

          Exhibit "F"    -    Form of Assignment and Assumption of Leases

          Exhibit "G"    -    Form of Bill of Sale

          Exhibit "H"    -    Form   of   Assignment   and  Assumption   of
                              Contracts and Saint David's Lease

          Exhibit "I"    -    Form of Assignment and Assumption of Licenses
                              and Permits

          Exhibit "J"    -    Form   of   Assignment   and  Assumption   of
                              Warranties and Guaranties

          Exhibit "K-1"  -    Form   of   Notice  Letter   to   Office  and
                              Residential Tenants

          Exhibit "K-2"  -    Form of Notice Letter to Managers

          Exhibit "K-3"  -    Form  of Notice Letter to Saint David's Lease
                              Landlord

          Exhibit "L"    -    Form of Certificate of Corporate Officers and
                              Resolution of Seller

          Exhibit "M"    -    Form of Estoppel Certificate

          Exhibit "N"    -    Description of EntelCom System

          Exhibit "O"    -    Registration    Agreement,    Confidentiality
                              Agreement  -  Principal  and  Confidentiality
                              Agreement - Agent dated June 1, 1995

          Schedule "1"   -    Rent Roll

          Schedule "2"   -    Matters pertaining to Existing Leases

          Schedule "3"   -    Certificate of Occupancy

          Schedule "4"   -    Schedule of Service Contracts

          Schedule "5"   -    Schedule of Construction Contracts

          Schedule "6"   -    Schedule of Licenses and Permits

          Schedule "7"   -    Schedule of Warranties and Guaranties

          Schedule "8"   -    Schedule of Trade Materials

          Schedule "9"   -    Schedule of Legal Proceedings

          Schedule "10"  -    Schedule   of   Advertising   Contracts   and
                              Contracts for Billboard Space

                                  AGREEMENT OF SALE

               THIS AGREEMENT OF SALE (this "Agreement") is made as of the Effective Date (as defined in Section 36 hereof) between INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, a Washington corporation ("Seller"), and OMNI CONGRESS JOINT VENTURE, a Texas joint venture ("Buyer").

                                      RECITALS:

               1. Seller owns a certain parcel of real estate situated in the City of Austin, Travis County, Texas, as more particularly described on Exhibit "A" attached hereto (the "Land").

               2. The Land is improved with a multi-use complex (the "Improvements") known as "Austin Centre", comprised of: (a) a central atrium, an office tower and ground level retail space with approximately 343,664 square feet of rentable space, an underground parking garage with approximately 654 parking spaces and common areas located in the atrium (the atrium, office tower and retail space, underground parking garage and the common areas being herein called the "Office Center"); (b) a hotel tower with approximately 314 rooms commonly known as the "Omni Austin Hotel" (the "Hotel"); (c) approximately 59,875 square feet of residential rentable space located in the air space directly above the Hotel, which is subject to residential leases (the "Residential Space"); and (d) all other buildings, structures, machinery and improvements located on the Land, including, but not limited to, any and all, if any, mechanical, electrical, heating, air-conditioning, plumbing, sprinkler, lighting, ventilating and cooling system, together with their respective appurtenant gas and electric ranges, refrigerators, engines, motors, generators, pipes, wiring and other apparatus, and all lighting fixtures, doors, cabinets, partitions, elevators, electric motors and pumps appurtenant to, and used in connection with the above described Office Center, Hotel and/or Residential Space.

               3. Seller has agreed to sell and assign, or cause to be sold and assigned, to Buyer, and Buyer has agreed to purchase and take from Seller, the Land and the Improvements together with:

               (a)  any and  all of Seller's  right, title and  interest in and to all furniture, furnishings, working supplies and articles of personal property constructed, erected, affixed to, attached to, installed or placed in or upon and used in connection with the occupancy and operation of the Property (as hereinafter defined), including, but not limited to, any and all, if any, office furniture and equipment, partitions, vaults, safes, electrical, fire prevention and extinguishing equipment, radio, television and public address and amplifying systems, equipment, parts and supplies, chairs, tables, beds, bedsprings, mattresses, couches, lamps, waste baskets, desks, silverware, utensils, table and bed linen, towels, blankets, dishes, glassware, mirrors, carpets, rugs and other floor coverings, curtains, draperies, pictures, radio and television sets, stationery and office supplies, pianos, and all musical instruments, bars and bar equipment, kitchen utensils, and other furniture and furnishings for all lobbies, ballrooms, dining rooms, bedrooms, guest rooms, baths and other private and public rooms, and the furniture, typewriters, furnishings, equipment, tools, materials and supplies in all storerooms and offices, (collectively, the "Tangible Personal Property"), (a list which sets forth substantially all of such Tangible Personal Property is attached hereto as Exhibit "B"); provided, however, that Seller and its affiliated companies are Tenants (as hereinafter defined) and, therefore, "Tangible Personal Property" does not include, and Seller is not selling to Buyer, any personal property of Seller and its affiliated companies located on the Property that is not being used primarily in connection with the operation or management of the Property, including, without limitation, all personal property on the 12th, 13th and 14th floors of the Office Center;

               (b) any and all of Seller's right, title and interest in and to all leases, rental agreements, subleases, underleases or agreements with respect to the Property and/or use and occupancy thereof, together with any and all, if any, guaranties, security deposits, or other security for performance of a tenant's obligations thereunder, and all Amendments (as hereinafter defined) and/or other agreements forming a part thereof affecting or pertaining to the performance of the transactions or carrying on of the business contemplated herein, including but not limited to, the sale of alcoholic beverages in or on the Property (collectively, the "Leases"), including, but not limited to, (i) the leases set forth and described on Exhibit "C-1" attached hereto (the "Office Leases"), (ii) the leases set forth and described in Exhibit "C-2" attached hereto (the "Residential Leases"), (iii) the room, ballroom, banquet, convention and other types of use and/or rental agreements made in connection with the Hotel (the "Hotel Leases"), (iv) the leases and/or use agreements to Tenants (as hereinafter defined) and the Hotel for such Tenants' and the Hotel's use of the EntelCom System (as hereinafter defined), which leases and agreements are listed on Exhibit "C-3" attached hereto (the "EntelCom Leases") and (v) that certain lease agreement (which Seller shall cause FIC Realty to assign to Buyer or Buyer's designee), dated September 30, 1994, between FIC Realty Services, Inc., a Texas corporation ("FIC Realty"), as lessor, and Atrium Beverage Corporation, a Texas corporation, as lessee, covering the leasing of space in the Property to sell alcoholic beverages by Atrium Beverage Corporation (the "Atrium Beverage Lease");

               (c) any and all of Seller's right, title and interest in and to (i) security deposits and/or prepaid rentals taken from any Tenant under any Office Lease or Residential Lease (the "Security Deposits"), and (ii) deposits taken from any guests, groups, conventions or others, and any other amounts prepaid in connection with services to be rendered on or after the Closing Date (as hereinafter defined) now in the possession of Seller or Omni Hotel (as hereinafter defined) or hereinafter received by
          Seller or Omni Hotel in connection with the running and operations of the Hotel (the "Reservation Deposits");

               (d) any and all of Seller's right, title and interest in and to any and all, if any, agreements, and all Amendments thereof, for construction work, materials or equipment or for architectural services, professional engineering services or other services, which entitles the Person (as hereinafter defined) furnishing the same to file a lien against the Property and which has a term expiring after the Closing Date (as hereinafter defined) or under which any amount remains due and owing to the applicable Person (collectively the "Construction Contracts");

               (e)  any and all  of Seller's right,  title and interest  in and to all contracts or agreements (other than the Construction Contracts), and Amendments thereof, for the furnishing of management, maintenance, repairs, supplies, equipment or other services to the Property, including, but not limited to, the equipment leases for the EntelCom System (other than the EntelCom Leases), which have a term expiring after the Closing Date (collectively, the "Service Contracts"), including, but not limited to, (i) that certain management agreement (the "FIC Management Agreement") dated September 4, 1991 between Seller and FIC Property Management, Inc., a Texas corporation ("FIC Management"), (ii) that certain hotel management agreement (the "Omni Hotel Agreement") dated May 6, 1992 between FIC Realty and Omni Hotels Management Corporation, a Delaware corporation ("Omni Hotel"), (which Seller shall cause FIC Realty to assign to Buyer), (iii) that certain parking management agreement (the "Central Parking Agreement") dated March 1, 1991 between Texas AP, Inc., Seller's predecessor in title, and Central Parking System of Texas, Inc. ("Central Parking") and (iv) that certain management agreement (the "Atrium Beverage Agreement") dated September 30, 1994 between HCD Austin Corporation, as agent for FIC Realty d/b/a Omni Austin Hotel and Atrium Beverage Corporation, which Seller shall cause FIC Realty to assign to Buyer or Buyer's designee, (FIC Management, FIC Realty, Omni Hotel, and Central Parking are hereinafter collectively referred to as the "Managers"); provided, however, that "Service Contracts" do not include the MCI Corporate Service Plan Agreement between Seller and MCI Telecommunications Corporation ("MCI") dated on or about March 31, 1994 (the "MCI Agreement") whereby MCI provides long-distance telecommunication services to Seller, its affiliates, Tenants of the Office Center and guests and employees of the Hotel (Seller is prohibited by the MCI
          Agreement from disclosing the financial provisions of the MCI Agreement to Buyer or any other third party);

               (f) any and all of Seller's right, title and interest in and to any and all, if any, building and other permits, certificates, licenses, franchises, authorizations and approvals granted by any Government Entity (as hereinafter defined) necessary or useful in connection with the Property and/or the operation of the Improvements or any part thereof (the "Licenses and Permits"), excluding all liquor licenses affecting or in use in any part of the Property, which enable liquor and alcoholic beverages to be sold and dispensed in certain portions of the Property (the "Liquor Licenses"), but including, but not limited to, that certain License Agreement (herein so called) dated May 6, 1986, and recorded in Volume 9824, Page 225 of the Real Property Records of Travis County, Texas;

               (g) all of the outstanding capital stock of Atrium Beverage Corporation (the holder of the Liquor Licenses) currently owned by FIC Realty, which Seller shall cause to be assigned to Buyer or Buyer's designee upon receipt of the necessary regulatory approvals on or after the Closing Date;

               (h) all goodwill owned by Seller related to the operation of the Property, including, without limitation any and all of Seller's right, title and interest in and to (i) the telephone numbers and listings of the Office Center and/or Hotel, (ii) any and all, if any, trade names, trademarks, service marks, logos and all copyrights used exclusively in connection with the
          Property or any portion thereof, except those belonging specifically to Omni Hotel or its affiliates or any Tenants, and
          (iii) any and all, if any, video tapes, films, brochures and other advertising and promotion materials of any kind or nature owned by Seller and used in connection with the advertising of the Property or any portion thereof (collectively the "Trade Materials");

               (i) all books, records, Tenant, guest and customer lists for the Office Center, Residential Space and/or Hotel owned by Seller and in possession of Seller or any of the Managers together with any and all files, reports, surveys, studies, projections, budgets and strategic plans prepared for Seller in connection solely with the operation, maintenance or management of the Property or any portion thereof and in possession of Seller or any of the Managers (the "Books and Records");

               (j) any and all of Seller's right, title and interest in and to any and all, if any, architects' and engineers' drawings, plans, specifications, models and work product, studies, surveys and other materials developed in connection with the construction, repair and maintenance of the Property or any portion thereof owned by Seller and in the possession of Seller or any of the Managers (the "Plans");

               (k) any and all of Seller's right, title and interest in and to any and all, if any, unexpired warranties and guaranties and payment and/or performance bonds provided in connection with any work or services provided under the Construction Contracts,
          Service Contracts or otherwise in connection with the construction and/or operation of the Property (collectively, the "Warranties and Guaranties");

               (l) any and all of Seller's right, title and interest in and to that certain parking lease agreement (the "Saint David's Lease"), dated April 1, 1992 between Protestant Episcopal Church Council of the Diocese of Texas and St. David's Episcopal Church, collectively as landlord (the "Saint David's Landlord"), and Seller, as tenant, providing for additional parking space for the use of the Property; and

               (m) all meat, fish and poultry inventories on hand at, and other food and non-alcoholic beverage inventories at, and for use at, the Property and owned by Seller at 12:01 a.m. on the Closing Date (the "Consumables").

               4. The Land, the Improvements, the Tangible Personal Property, the Leases, the Security Deposits, the Reservation Deposits, the Construction Contracts, the Service Contracts, the Licenses and Permits, the Trade Materials, the Books and Records, the Plans, the Warranties and Guaranties, the Saint David's Lease and the Consumables are sometimes referred to collectively as the "Property".

               NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, Seller and Buyer covenant and agree as follows:

               1. Purchase and Sale. Seller shall, on the Closing Date, sell, grant, convey, assign, transfer and deliver the Property to Buyer, and Buyer agrees to purchase, acquire and accept the Property from Seller subject to only those Encumbrances (as hereinafter defined) listed on Exhibit "D" attached hereto (the "Permitted Exceptions"); provided, however, nothing contained in this Section shall affect Buyer's right to review and assert objections to the matters set forth on Exhibit "D" and in the Title Commitment (as hereinafter defined) during the Due Diligence Review (as hereinafter defined).

               2.   Consideration.   Buyer will  purchase the Property  and
          pay therefor the sum of Sixty-Two Million Six Hundred and Seventy-Five Thousand and No/100 Dollars ($62,675,000.00) (the "Purchase Price"), in lawful currency of the United States of America, as follows:

               (a) A Five Hundred Thousand and No/100 Dollars ($500,000.00) earnest money deposit (the "Deposit") in cash, wire transfer, or by cashier's or certified check, to be delivered on September 5, 1995 to Heritage Title Company of Austin, Inc. (the "Title Company"), as Escrow Agent, who shall hold and disburse the Deposit in accordance with the provisions of Section 22 of this Agreement.

               (b) The Balance (herein so called), in cash or by cashier's or certified check, or by federal funds wire, subject to closing apportionment adjustments as hereinafter set forth, payable on the Closing Date.

               3. Documents and Deliveries at Closing; By Seller. At the time and place of Closing (as hereinafter defined), upon payment in full of the Purchase Price and satisfaction of all of Buyer's obligations under this Agreement, Seller shall:

               (a) Convey and deliver title to the Land and the Improvements by Special Warranty Deed (herein so called) to Buyer, in form substantially as that set forth in Exhibit "E" attached hereto, duly executed and acknowledged by Seller.

               (b) Assign and deliver to Buyer any and all of Seller's right, title and interest in and to the Leases, together with any Security Deposits, Reservation Deposits and advances and prepayments paid by the Tenants in connection therewith, by an Assignment and Assumption of Leases (herein so called), in form substantially as that set forth in Exhibit "F" attached hereto, duly executed and acknowledged by Seller.

               (c) Assign and deliver to Buyer any and all of Seller's right, title and interest in and to all Tangible Personal Property, Trade Materials, Books and Records, the Plans and the Consumables by a Bill of Sale (herein so called), in form substantially as that set forth in Exhibit "G" attached hereto, duly executed and acknowledged by Seller.

               (d) Assign and deliver to Buyer any and all of Seller's right, title and interest in and to the Construction Contracts and the Service Contracts (hereinafter collectively referred to as the "Contracts") (other than such of the Contracts which by their own terms have terminated prior to or at the Closing), and the Saint David's Lease by an Assignment and Assumption of Contracts and Saint David's Lease (herein so called), in form substantially as that set forth in Exhibit "H" attached hereto, duly executed and acknowledged by Seller.

               (e) To the extent assignable, assign and deliver to Buyer any and all of Seller's right, title and interest in and to the Licenses and Permits, excluding the Liquor Licenses, by an Assignment and Assumption of Licenses and Permits (herein so called), in form substantially as that set forth in Exhibit "I" attached hereto, duly executed and acknowledged by Seller.

               (f) Cause FIC Realty to assign and transfer to Buyer or Buyer's designee all of the outstanding capital stock of Atrium Beverage Corporation.

               (g) To the extent assignable, assign and deliver to Buyer any and all of Seller's right, title and interest in and to the Warranties and Guaranties by an Assignment and Assumption of Warranties and Guaranties (herein so called), in form substantially as that set forth in Exhibit "J" attached hereto, duly executed and acknowledged by Seller.

               (h) Deliver to Buyer Notice Letters (herein so called) originally executed by Seller and individually addressed to (i) each Tenant under an Office Lease, Residential Lease or EntelCom Lease, in form substantially as that set forth in Exhibit "K-1", attached hereto, (ii) each Manager, in form substantially as that set forth in Exhibit "K-2" attached hereto, and (iii) the landlord under the Saint David's Lease, in form substantially as that set forth in Exhibit "K-3" attached hereto.

               (i) Deliver to Buyer a certificate of the corporate secretary of Seller attaching to it, inter alia, a true copy of the minutes of the board of directors of Seller evidencing then currently effective action by such board, in form substantially as that set forth in Exhibit "L" attached hereto.

               (j)  Deliver  to   Buyer  copies  of  all   ad  valorem  tax
          statements for the Property for the calendar year of the Closing, if available and if not previously presented to Buyer.

               (k) In respect of the amount of all Security Deposits and Reservations Deposits and all other sums due Buyer under the apportionments described in Section 14 hereof, deliver to Buyer either (x) a cashier's or certified check in good and immediately available funds or (y) a credit against the Balance.

               (l) Deliver to Buyer the originals of the Leases, the Saint David's Lease and the Contracts, and, if available, copies of the Licenses and Permits and the Warranties and Guaranties.

               (m) Deliver to Buyer the Books and Records in Seller's possession together with the originals and/or copies of all Plans in Seller's possession.

               (n) Deliver to Buyer an affidavit originally executed by Seller to the effect that Seller is not a foreign person for purposes of 26 U.S.C. 1445(b)(2).

               (o) Deliver to Buyer possession of the Property, subject to the rights of Tenants in possession of the Property under written leases or other occupancy agreements, in writing, delivered and assigned to Buyer at Closing, together with all keys and passcards to the Property.

               (p) Deliver to Buyer any other documents or items required to be delivered by Seller to Buyer under the terms of this Agreement.

               The documents described in this Section 3 are hereinafter collectively referred to as the "Seller's Closing Documents".

               4. Documents and Deliveries at Closing; By Buyer. At the time and place of Closing (as hereinafter defined), Buyer shall:

               (a) Execute and deliver to Seller the documents listed in Sections 3(a)-(g) and such other documents as may be necessary to effect as of the Closing Date an assumption by Buyer of all obligations of Seller under the Contracts, the Leases, the Licenses and Permits, the Warranties and Guaranties, the Saint David's Lease, all obligations with respect to the Security Deposits and Reservation Deposits, and all other obligations or liabilities of Seller or the Property to be assumed by Buyer pursuant to the terms of this Agreement. In addition, Buyer shall use its reasonable best efforts to obtain releases of Seller from all such obligations referred to in the preceding sentence. To the extent that Buyer is unable to obtain such releases, Buyer shall indemnify and hold Seller harmless of and from all such obligations, including all costs, expenses and attorney fees incurred by Seller in connection therewith.

               (b)  Deliver  to  Seller   such  documents  as   Seller  may
          reasonably require that evidence the organization, formation, and authority of Buyer.

               (c)  Deliver to Seller the Balance.

               The documents described in this Section 4 are hereinafter collectively referred to as the "Buyer's Closing Documents."

               5. New Leases. During the Inspection Period (as hereinafter defined), Seller shall have the right, without the consent of Buyer, to enter into new leases covering space located in the Property ("New Leases") as long as any such New Lease provides for (i) a market rental rate for comparable space, (ii) a term not to exceed five (5) years, (iii) a leasing commission not to exceed four percent (4%) of gross rents for the lease term, and (iv) a tenant finish allowance not to exceed $17.50 per square foot contained in the leased premises. Any New Lease not meeting the foregoing criteria must be approved by Buyer. Buyer, at the Closing, shall reimburse Seller for all tenant concession expenses (including without limitation all finish out expenses and tenant relocation expenses), all brokerage commissions and all architectural and space planning expenses with respect to any New Lease meeting the criteria described above and any New Lease approved by Buyer pursuant to Section 17a(c) paid by Seller prior to Closing, and such New Lease shall become part of the Leases assigned to, and assumed by, Buyer at Closing.

               6a. Seller's Documents and Title Commitment to be Made Available. On or before the close of business on the date that is five (5) business days following the Effective Date of this Agreement (the "Delivery Date"), Seller shall deliver to Buyer Exhibits "B", "C-1", "C-2", and "C-3" and Schedules "1" through "10" and shall deliver to Buyer or make available at the Property copies of the documents referred to in the Exhibits and Schedules and copies of the following documents and information:

               A. Seller's existing as-built survey for improvements (buildings, parking, utilities, etc.)

               B. All fire, hazard, liability, and other insurance policies held by Seller on the Property.

               C. All of the most recent real estate and personal property tax statements with respect to the Property.

               D.     All   environmental,   structural,   and   mechanical
               evaluations, reports, or studies performed on the Property in the past twenty four months.

               E. The "as built" plans and specifications with respect to the Property, if available.

               F. Information on utility and repair expenses incurred by Seller for operations of the Property for each month for the preceding two years.

               G. A commitment for Title Insurance (the "Title Commitment") issued by the Title Company, together with a copy of any and all instruments creating any exceptions listed in the Title Commitment.

               In addition, Seller shall make available at the Property any and all other written material concerning the Property and its ownership, condition, operation and maintenance, as well as all financial records of the operation of all the assets of the Property.

               6b. Delivery of Survey and Estoppel Certificates. Within twenty (20) days from the Effective Date of this Agreement, Seller, at Seller's sole cost and expense, shall provide to Buyer an updated on the ground survey (the "Survey") of the Property dated after the Effective Date, prepared by Donald J. Kirby, a Registered Professional Land Surveyor No. 2508, or such other licensed professional engineer or surveyor acceptable to Seller, Buyer and Title Company. The Survey shall be in a form acceptable to the Title Company to modify the survey exception in the Title Policy to read only "shortages in area". At least five
          (5) business days prior to the last day of the Inspection Period (as hereinafter defined) Seller shall deliver to Buyer Estoppel Certificates (herein so called), in form substantially as that set forth in Exhibit "M" attached hereto, originally executed by at least 75% of the Tenants under the Office Leases (collectively the "Estoppel Certificates"). To the extent any Tenants do not execute and deliver an Estoppel Certificate, Seller shall execute and deliver to Buyer an Estoppel Certificate with respect to such Tenants substantially in the form of Exhibit M.

               7. Closing Expenses. Seller shall pay the cost of the Survey, the premium for the Title Policy (as hereinafter defined) (provided, Buyer shall pay any additional premium to modify the survey exception to read only "shortages in area") and Seller's attorney's fees. Buyer shall pay the cost of recording the applicable Seller's Closing Documents, the additional premium for modifying the survey exception in the Title Policy to read only "shortages in area", if Buyer elects to have that exception so modified, and Buyer's attorneys' fees. Except as provided in
          Section 14 below, all other costs in connection with the Closing shall be paid by the party incurring such cost.

               8. Conditions to Obligations of Buyer. The obligations of Buyer to perform Buyer's obligations under this Agreement are and shall be subject to the satisfaction of each of the following conditions at or prior to the Closing:

               (a) Seller shall have executed (where applicable) and delivered the Seller's Closing Documents to be executed and delivered by Seller.

               (b) Seller, at Seller's sole cost and expense, shall provide to Buyer at Closing an Owner's Policy of Title Insurance issued by the Title Company in the amount of $62,675,000.00 (the "Title Policy"), insuring good and indefeasible title to the Property in Buyer, free and clear of all restrictions, easements, encumbrances and liens except for the Permitted Exceptions.

               (c) All of the representations and warranties of Seller contained in this Agreement shall have been true and correct when made in all material respects and (after giving effect to the revised Schedules, if any, furnished to Buyer by Seller at the Closing), shall be true and correct on the Closing Date in all material respects with the same effect as if made on and as of such date.

               (d)  Seller shall have performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of the Closing hereunder in all material respects.

               (e)  To  the extent  that  any of  the approvals,  consents, authorizations, licenses or permits of the Texas Alcoholic Beverage Commission have not been received by Buyer or Buyer's designee at or prior to the Closing, the assignment of the Atrium Beverage Lease and Atrium Beverage Agreement and the transfer of all of the outstanding capital stock of Atrium Beverage Corporation to Buyer or Buyer's designee shall be postponed until such time after the Closing as such approvals, consents, authorizations, licenses or permits have been received by Buyer or Buyer's designee.

               (f) The FIC Management Agreement and Hotel Lease Agreement dated August 22, 1991 between Seller, as lessor, and FIC Realty, as lessee, shall have been terminated as of the Closing Date.

               9. Conditions to Obligations of Seller. The obligations of Seller to perform Seller's obligations under this Agreement are and shall be subject to the satisfaction of each of the following conditions at or prior to the Closing:

               (a)  Buyer  shall  have   executed  (where  applicable)  and
          delivered the Buyer's Closing Documents to be executed and delivered by Buyer.

               (b) All of the representations and warranties of Buyer contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same effect as if made on and as of such date.

               (c)  Buyer shall have performed,  observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of the Closing hereunder.

               10. Casualty to Property. Promptly after the occurrence of any fire or other casualty affecting the Property or any portion thereof occurring between the date hereof and the Closing Date (the "Casualty"), Seller shall give Buyer written notice thereof (the "Casualty Notice"), which Casualty Notice shall state the type, location and amount of damage to the Property.

               (a) If prior to the Closing such a Casualty shall occur and the cost to complete repairs necessitated by such Casualty shall equal $500,000 or more, then in any such event, Buyer or Seller may at its sole option terminate this Agreement by written notice to the other party (the "Casualty Termination Notice") within twenty (20) days after the giving of the Casualty Notice (provided, however, if the Closing is scheduled for a date which is less than 20 days after the giving of the Casualty Notice, the Closing shall be adjourned until 20 days after the giving of the Casualty Notice). In the event either party gives the Casualty Notice, the Deposit, together with all interest earned thereon, shall be returned to Buyer, this Agreement shall be null and void and neither party shall have any further liability or obligations to the other (other than the obligation of Buyer to keep confidential all documents and other material furnished to Buyer pursuant to the transactions contemplated by this Agreement and the indemnity obligation owed by Buyer to Seller in connection with Buyer's Due Diligence Review, as provided in Section 16 hereof). If neither Buyer nor Seller elects to terminate this Agreement, then the Closing shall take place as provided herein without abatement of the Purchase Price, and at the Closing there shall be assigned to Buyer all of Seller's rights, titles and interests in and to any insurance proceeds covering such Casualty and Seller shall pay to Buyer the lesser of (x) the actual cost to complete repairs necessitated by such Casualty less the amount of the insurance proceeds or (y) the cash amount of the deductible under the property insurance carried by Seller.

               (b) If prior to the Closing such a Casualty shall occur and the cost to complete repairs necessitated by such Casualty shall be less than $500,000, then, in any such event, Buyer shall have no right to terminate its obligations under this Agreement, but Seller shall be obligated to restore the Property to substantially the condition as existed prior to such Casualty. Under such circumstances, the Closing shall be postponed to a date no later than ten (10) days after such restoration shall have been substantially completed (substantial completion shall mean: (i) final completion (excluding completion and correction of all "punch list" items) of such repair, free of any liens, so that the Property is restored to as good or better condition as existed on the date of this Agreement, as approved by Buyer, which approval shall not be unreasonably withheld or delayed;
          (ii) that all approvals and permits required by the City of Austin or any other political subdivision or agency thereof in connection with the repair have been obtained; and (iii) any interruption or impairment of services or function caused by the Casualty or the repair work have been cured). Should such restoration not be substantially completed six (6) months after the occurrence of such Casualty, Buyer may at its sole option terminate this Agreement by delivering a Casualty Termination Notice to Seller, in which event the Deposit, together with all interest earned thereon, shall be returned to Buyer, this Agreement shall be null and void and neither party shall have any further liability or obligations to the other (other than the obligation of Buyer to keep confidential all documents and other material furnished to Buyer pursuant to the transactions contemplated by this Agreement and the indemnity obligation owed by Buyer to Seller in connection with Buyer's Due Diligence Review, as provided in Section 16 hereof). Notwithstanding the foregoing, in the event Buyer's loan commitment allows Buyer's proposed lender to terminate the loan commitment as a result of any such Casualty, Buyer shall use its best efforts to obtain an extension of such commitment, but if Buyer is not successful in obtaining such extension, Buyer shall have the right to terminate this Agreement by written notice to Seller within thirty (30) days after the giving of the Casualty Notice and have the Deposit returned to Buyer.

               11. Condemnation. In the event of any taking of all or any part of the Property by eminent domain proceedings or the commencement of any such proceedings from the date hereof to Closing, Seller shall promptly give Buyer written notice of such proceeding stating the amount, type and location of such taking or proposed taking and Buyer shall proceed as follows:

               (a) Should any portion of the Improvements be condemned, Buyer shall be permitted to terminate this Agreement by written notice to that effect to Seller on or before the date fixed for Closing, and the Deposit and interest earned thereon shall be returned to Buyer. Thereafter, this Agreement shall become null and void and neither party shall have any other liability or obligation to the other (other than the obligations of Buyer to keep confidential all documents and other material furnished to Buyer pursuant to the transactions contemplated by this Agreement and the indemnity obligation owed by Buyer to Seller in connection with Buyer's Due Diligence Review, as provided in
          Section 16 hereof).

               (b)  If only  a portion of the Property  (not comprising any portion of the Improvements) is condemned, and the same would not materially interfere with the present use thereof, Buyer will be liable and obligated to take title to the remaining portion of the Property without abatement of the Purchase Price, in which event Seller shall assign to Buyer all of Seller's right, title and interest in and to any award resulting from such condemnation.

               12. Real Estate Brokers. Seller shall pay to CB Commercial Real Estate Group, Inc. ("Broker") any and all commissions, fees, or other amounts owed to Broker in connection with the sale of the Property pursuant to a separate agreement between Seller and Broker. Seller shall pay to Omni Commercial Realty Advisors, Inc. a commission of $300,000 and FIC Realty a commission of two-tenths of one percent (0.2%) of the net sales price. Seller shall defend, indemnify, and hold harmless, Buyer from any claim by any party claiming under Seller for any brokerage, commission, finder's or other fees relative to this Agreement or the sale of the Property, and any court costs, attorneys' fees, or other costs or expenses arising therefrom, and alleged to be due by authorization of Seller. Buyer shall defend, indemnify, and hold harmless Seller from any claim by any party claiming under Buyer for any brokerage, commission, finder's, or other fees relative to this Agreement or the sale of the Property, and any court costs, attorneys' fees, or other costs or expenses arising therefrom, and alleged to be due by authorization of Buyer. Notwithstanding anything contained in this Agreement to the contrary, the terms of this Section 12 shall survive the Closing or earlier termination of this Agreement.

               13. Closing. Consummation of the transactions contemplated by this Agreement (the "Closing") shall be held on the first business day (the "Closing Date") that is ten (10) days after the earlier of (i) the date on which Buyer notifies Seller that it has obtained the third party financing to purchase the Property or (ii) the end of the Financing Feasibility Period as described in Section 16(c), subject to any extension required by Section 10 hereof. The Closing shall be held at 10:00 a.m. Austin, Texas time at a location in the City of Austin, Texas to be agreed upon. Seller and Buyer may mutually agree in writing upon an earlier or later date for the Closing.

               14. Apportionments and Additional Payments. The following apportionments and payments are to be made as of the Closing
          Date:

               (a) Real property taxes, assessments (including without limitation assessments made by the Austin Downtown Public Improvement District), water and waste water charges and other municipal charges, if any, shall be apportioned on the basis of the tax year or other period for which assessed.

               (b) All (i) rents, additional rents and percentage rents under the Office Leases, Residential Leases, EntelCom Leases and the Atrium Beverage Lease as, when and to the extent actually collected, all income of any type arising from the Hotel, subject to Section 14(e) below, and (ii) all charges payable under the Saint David's Lease and the Contracts shall be apportioned.

               (c) Charges for the consumption of electricity, fuel oil on the Property, steam, gas, telephone services and other utility services, if any, shall be apportioned (except that no apportionment shall be made for any such items that are furnished and charged by the applicable utility company directly to Tenants under Leases).

               (d) At the Closing, Buyer shall pay to Seller, in cash or by cashier's or certified check, or by federal funds wire transfer, a sum equivalent to all monies in house banks, petty cash and cash registers, other than monies that Atrium Beverage Corporation owns or is entitled to receive, which it shall retain. Such monies shall be counted jointly by representatives of Seller and Buyer on the Closing Date.

               (e) Transient rentals for guests and income from rooms and lodging for the day and night of the Closing Date and income from food and beverage operations for the day and night of the Closing Date shall belong to Seller.

               (f) The fees for Licenses and Permits assigned hereby shall be apportioned.

               (g) All prepaid rents, room rental deposits, and all other deposits for advance reservations, banquets or future services shall be paid over to Buyer.

               (h) At the Closing, Buyer shall pay to Seller, in cash or by cashier's or certified check, or by federal funds wire transfer, a sum equivalent to the cost of all Consumables based on an inventory of such items made by representatives of Seller and Buyer at 12:01 a.m. on the Closing Date. Cost shall be the cost actually paid by Seller for the Consumables as evidenced by Seller's paid invoices for such items.

               (i) Advertising expenses and unused advertising contracts shall be apportioned, and Buyer shall assume existing contracts for billboard space and shall be responsible for payments thereon that accrue for the period after the Closing Date. All such advertising contracts and contracts for billboard space are set forth in Schedule "10" attached hereto.

               (j) Trade publications and subscriptions, and hotel and trade association dues shall be apportioned.

               (k) Music and entertainment expenses, music license fees and broadcasting charges shall be apportioned.

               (l) Except as herein otherwise provided, all unpaid commissions, fees or other charges due real estate brokers or other Persons with respect to any Lease shall be paid by Seller at or prior to Closing.

               Except as herein otherwise provided, all apportionments provided for in this Agreement shall be made as of 12:01 a.m. on the Closing Date and based upon the actual number of days in the period covered by the sum being apportioned. Seller shall use reasonable efforts to have all utility companies and applicable Governmental Entities provide meter readings to the Closing Date.

               Closing adjustments and apportionments made pursuant to the foregoing provisions shall be determined jointly by representatives of Buyer and Seller tentatively at the Closing and payment of the net figure resulting from such adjustment shall be made by Buyer or Seller, as the case may be, by check or by adjustment at the Closing. A final closing adjustment shall be made by such representatives seventy-five (75) days after the Closing, and to the extent that any additional payment or repayment is indicated on such final closing adjustment, such payment or repayment shall be made within five (5) days after such final adjustment shall have been made.

               15.  Past Due Rents and Past Due Accounts.

               (a) Omni Hotel shall act as collecting agent for Seller in respect to the collection of all account receivable balances due to Seller originating prior to the Closing Date from the operations of the Hotel from tenants, guests and patrons of the Hotel for rents and customary hotel and restaurant and cocktail lounge charges (whether comprised of credit card receivable payments or otherwise). All payments collected by Omni Hotel after the Closing Date attributable to Seller's accounts receivable shall be promptly remitted to Seller. Seller shall contract with Omni Hotel separately for Omni Hotel to act as Seller's agent in the collection of Seller's accounts receivable. Seller shall have the right to institute any proceedings and take any steps, in Seller's own name or in the name of the Managers, to effect collection thereof; provided, however, that Seller hereby agrees to indemnify, defend, exonerate and hold Buyer harmless for all loss, liability, damage, cost, charge or expenses (including Fees-and-Costs) incurred by, or asserted against, Buyer resulting from any such action and/or Seller's dealing with the particular Person with respect to the particular controversy involved.

               (b) Seller shall be solely responsible for the collection of any rent, additional rent or other charges in arrears as of the Closing Date, from any Tenant under an Office Lease, Residential Lease or EntelCom Lease. Seller shall have the right to institute any proceedings and take any steps, in Seller's own name or in the name of the Managers,, to collect rent, additional rent, or other charges due Seller in arrears as of the Closing Date, together with the cost of collection thereof; but in no event shall Seller seek any remedy other than collection of funds from the particular Tenant which are in arrears as of the Closing Date (and Seller shall not be entitled to seek a termination of such Tenant's Lease or eviction of the Tenant); provided, however, that Seller hereby agrees to indemnify, defend, exonerate and hold Buyer harmless for all loss, liability, damage, cost, charge or expense (including Fees-And-Costs) incurred by, or asserted against, Buyer resulting from any such action and/or Seller's dealing with the particular Person with respect to the particular controversy involved.

               (c) Neither party shall have an obligation to collect on behalf of the other party any such past due accounts or rents referred to in Subsection 15(a) and (b) above.

               16. Inspection of the Property. (a) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, SELLER IS CONVEYING THE PROPERTY TO BUYER "AS IS", "WHERE IS", AND WITH ALL FAULTS AND SPECIFICALLY AND EXPRESSLY EXCEPT AS SET FORTH IN SECTION 18a, WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF THE SELLER. BUYER ACKNOWLEDGES AND AGREES THAT DURING THE INSPECTION PERIOD, BUYER WILL CONDUCT ITS OWN INDEPENDENT INVESTIGATION AND INSPECTION OF ALL ASPECTS OF THE PROPERTY. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED BY SELLER TO BUYER WITH RESPECT TO THE PROPERTY HAS BEEN OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION.

               (b) Buyer shall have until 45 days after the later of (i) the Effective Date or (ii) the date on which Seller has notified Buyer that substantially all of the documents and information described in Section 6a have been made available to Buyer (the "Inspection Period") to inspect and review, at Buyer's sole cost and expense, all matters relating to the Property (the "Due Diligence Review"), including without limitation all plans and specifications, the physical condition of the Property, Contracts, Leases, Licenses and Permits, Trade Materials, Books and Records, Plans, Warranties and Guaranties, Survey, Title Commitment, Estoppel Certificates, ad valorem property tax statements, as well as any reports obtained by Buyer, all documents relating to the construction, replacement or repair of any portion of the Improvements, and any other document or other aspect of the Property (if the same are available to Seller). After execution of this Agreement and delivery of the Deposit to the Title Company, Seller shall provide reasonable access to the Property to Buyer and Buyer's agents and Seller shall make available to Buyer documents in Seller's or Manager's possession relating to the Property at the offices of the Manager of the Property, all during normal business hours. Buyer shall not interfere with Seller's or any Tenant's business operations and shall not contact any Tenant or Manager without the prior approval and participation of Seller.

               If Buyer, at its sole and exclusive discretion, chooses not to proceed to Closing, Buyer shall give written notice (the
          "Inspection Termination Notice") to Seller of such fact on or before the close of business on the last day of the Inspection Period (the "Cutoff Date"). If Buyer does not timely give the Inspection Termination Notice to Seller, Buyer shall be deemed to be satisfied with the Property and all matters relating thereto, including, without limitation, the Survey, Title Commitment, Estoppel Certificates and other documents and information made available to Buyer during its Due Diligence Review. If Buyer timely gives the Inspection Termination Notice to Seller, the Deposit together with all interest earned thereon shall be immediately returned to Buyer, less and with the exception of One Hundred and No/100 Dollars ($100.00) of the Deposit together with all interest earned on such $100 which shall be immediately delivered to Seller in consideration for the Due Diligence Review and Sellers' entering into this Agreement. If Buyer timely gives the Inspection Termination Notice to Seller, all rights and obligations of the parties hereto shall terminate (other than the obligation of Buyer to keep confidential all documents and other material furnished to Buyer pursuant to the transactions contemplated by this Agreement and the indemnity obligation owed by Buyer to Seller in connection with Buyer's Due Diligence Review, as provided in this Section 16), and this Agreement shall be null and void and of no further force and effect.

               Buyer shall be solely responsible for all damage or loss of any kind or nature whatsoever, whether to persons or to property, which may arise as a result of or otherwise because of the acts or omissions of Buyer or its agents in connection with the Due Diligence Review and Buyer shall promptly and at its expense restore the Property and repair any damage occasioned by such review to the condition the Property was in prior to such review. Buyer does hereby indemnify and hold Seller harmless from and against all loss, cost, damage, claim and liability of any kind and nature which may arise as a result of or otherwise because of any act or omission of Buyer or its agents.

               All matters reviewed or discovered by Buyer in the course of the Due Diligence Review and all other documents and materials furnished by or on behalf of Seller to Buyer pursuant to the transactions contemplated by this Agreement shall be strictly confidential and shall be deemed to be "Evaluation Material" under the Confidentiality Agreement - Principal between Buyer and Broker ("Confidentiality Agreement"). The Confidentiality Agreement, the Confidentiality Agreement-Agent and the Registration Agreement attached hereto as Exhibit "O" are incorporated herein by reference. If no Closing occurs hereunder, this paragraph, the preceding paragraph and the Confidentiality Agreement shall survive the termination of this Agreement.

               (c)  Buyer shall  have ninety (90) days after  the Effective
          Date (the "Financing Feasibility Period") to obtain third party financing upon terms acceptable to Buyer. If, after the Cut-Off Date, Buyer determines that Buyer is unable to obtain acceptable financing, Buyer shall give written notice (the "Financing
          Termination Notice") to Seller of such fact on or before the close of business on the last day of the Financing Feasibility Period. If Buyer timely gives the Financing Termination Notice to Seller, the Deposit together with all interest earned thereon shall be immediately returned to Buyer, less and with the exception of an amount certified by Seller equal to Seller's out of pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby paid to third parties including, without limitation, Seller's attorneys' fees and expenses, costs of the Survey, and architectural and engineering consulting expenses, and photocopying and reproduction expenses, up to but not exceeding $40,000, which amount shall be immediately delivered to Seller.

               If Buyer timely gives the Financing Termination Notice to Seller, all rights and obligations of the parties hereto shall terminate (other than the obligation of Buyer to keep confidential all documents and other material furnished to Buyer pursuant to the transactions contemplated by this Agreement and the indemnity obligation owed by Buyer to Seller in connection with Buyer's Due Diligence Review, as provided in this Section
          16), and this Agreement shall be null and void and of no further force and effect.

               If Buyer does not timely give the Financing Termination Notice, the Deposit shall become fully non-refundable except for Seller's uncured default or failure to close on the Closing Date.

               17a. Covenants of Seller. Seller hereby agrees that (unless a different period is specified) during the period between the date hereof and the Closing Date:

               (a)  After the Effective Date until the Closing Date, Seller
          (i) will manage the Property or cause the Property to be managed in accordance with past practices and shall continue to offer services and amenities in accordance with such past practices, and (ii) continue past normal practice with respect to maintenance and repairs of the Property and the Property will be of at least the same quality on the Closing Date as on the Effective Date, except for normal wear and tear and any Casualty covered by Section 10 of this Agreement.

               (b) After the Cut-Off Date until the Closing Date, Seller will not, without the prior written consent of Buyer (which shall not be unreasonably withheld or delayed), (i) terminate or modify in any material way any Office Lease, Residential Lease, EntelCom Lease, Contract, License and Permit, or Warranty and Guaranty or
          (ii) enter into any new Contract.

               (c) After the Cut-Off Date until the Closing Date, Seller will not, without the prior written consent of Buyer (which shall not be unreasonably withheld or delayed), enter into any New Lease.

               (d) Seller shall promptly notify Buyer of any material change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading in any material respect.

               (e)  Seller  shall allow  Buyer  or Buyer's  representatives access to the Property, and to the Books and Records relating to the Property as well as to the Leases, Contracts, Licenses and Permits, Plans, Trade Materials, Warranties and Guaranties and other documents required to be delivered under this Agreement upon reasonable prior notice and at reasonable times. Seller shall cooperate with Buyer and its representatives and allow them, at Buyer's expense, to make extracts and photocopies from the Books and Records and other items described in this
          Subsection 17(e). Buyer's access to the Property under this Subsection 17(e) shall be subject to the same conditions as set forth in Section 16 above.

               (f) After the Cut-Off Date, Seller shall cooperate in good faith with Buyer to obtain all consents, authorizations, orders, licenses, permits, certificates or approvals of (or filing or registrations with) any federal, state, local or city governmental or regulatory body required for the execution, delivery and performance of the transactions contemplated by this Agreement (including, without limitation, all approvals of the Texas Alcoholic Beverage Commission required for the assignment of the Atrium Beverage Lease and Atrium Beverage Agreement to Buyer or Buyer's designee and the transfer of all of the outstanding capital stock of Atrium Beverage Corporation to Buyer or Buyer's designee) and to diligently and in good faith perform and comply with or cause Atrium Beverage Corporation to perform and comply with all requirements and conditions that may be imposed by any such governmental or regulatory body on Buyer, Seller or Atrium Beverage Corporation in connection with the issuance of such approvals, consents, authorizations, licenses or permits.

               (g) Immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of the Property or any portion thereof, or any other proceeding arising out of injury or damage to the Property or any portion thereof, Seller will notify Buyer of the pendency of such proceedings.

               (h) Prior to termination of this Agreement, Seller will not enter into any agreement that will dispose of the Property, or any part thereof (other than in the ordinary course of business).

               (i) Seller will not, without the prior written consent of Buyer, create, place, or permit the placing of, any deed of trust, mortgage, lien, security interest, encumbrance, or charge on the Property, except for the lien for ad valorem taxes on the Property which are not delinquent, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Buyer, Seller will cause the same to be promptly discharged and released.

               (j) Seller shall cause FIC Realty to assign the Atrium Beverage Lease and Atrium Beverage Agreement and to transfer all of the outstanding capital stock of Atrium Beverage Corporation to Buyer or Buyer's designee at the Closing or as soon as practical after the Closing when the necessary regulatory approvals for such assignment and transfer are obtained.

               (k) Seller shall complete the replacement of the roof on the Property at Seller's sole expense, whether such completion occurs before or after Closing. If the roof is not completed by the Closing Date, Seller shall deposit with the Title Company as Escrow Agent an amount sufficient to complete the roof replacement in accordance with the roof construction contract.

               (l) On or before the Delivery Date, Seller will furnish the Buyer binders which contain a copy of each Lease, Service Contract, Construction Contract, License and Permit and Warranty and Guaranty.

               (m) After the Cut-Off Date until the Closing Date, Seller will, at Buyer's request, use its reasonable best efforts (i) to obtain MCI's written consent to long distance telecommunication services being provided pursuant to the MCI Agreement after the Closing Date to Buyer (with separate billing to Buyer) for the Tenants of the Office Center and guests and employees of the Hotel or (ii) obtain for Buyer long-distance telecommunication services from another provider at rates comparable to those under the MCI Agreement.

               17b.  Covenants of Buyer.  Buyer hereby agrees that:

               (a) St. David's Lease. Buyer shall provide to the St. David's Landlord such financial information as the St. David's Landlord may require in order for it to approve or disapprove the creditworthiness of Buyer pursuant to Section 29 of the St. David's Lease.

               (b) Omni Hotel Agreement. Buyer shall provide to Omni Hotel such information as Omni Hotel may require in order for it to make its determination with respect to Buyer's financial responsibility and reputation pursuant to Section 16.3(a) of the Omni Hotel Agreement. If Omni Hotel terminates the Omni Hotel Agreement pursuant to Section 16.3(a) thereof effective as of the Closing Date, Buyer shall assume all of Seller's obligations under Articles XIX and XXI of the Omni Hotel Agreement.

               (c) Property Management Staff. If Buyer does not acquire the Property pursuant to this Agreement, Buyer agrees that for a period of one year from the Effective Date, it will not employ any of the property management staff of the Property currently employed by FIC Management and its affiliates. This covenant shall survive the termination of this Agreement.

               (d)  Financial Statements.   Within  twenty (20) days  after
          the Effective Date, Buyer will deliver to Seller current financial statements of Buyer and all Persons who are or will become general and limited partners of, and other equity investors in, Buyer.

               (e) Seller's Name and Logos. After the Closing, Buyer shall not use the name or logos of Seller or any of Seller's affiliated companies, including, without limitation, the word "FIC", in connection with the Property, its advertising or otherwise.

               18a. Seller's Representations and Warranties. Seller represents and warrants to Buyer as follows, which representations and warranties shall be true and correct in all material respects as of the date hereof and, after giving effect to the revised Schedules, if any, furnished to Buyer by Seller at the Closing, as of the Closing Date, and which shall not survive the Closing and conveyance of title:

                    (a)  Existing Leases.

                         (i) To Seller's knowledge, Exhibits C-1, C-2 and C-3 attached hereto are lists of each and every Lease affecting or encumbering all or a portion of the Office Space, Residential Space or EntelCom System, respectively, together with all Amendments thereof (such leases together with the Atrium Beverage Lease being hereinafter collectively referred to as the "Existing Leases").

                         (ii) To Seller's knowledge, Schedule "1" attached hereto is a Rent Roll (herein so called) of the Existing Leases, current through the date hereof, containing the following information for the Existing Leases where applicable: (1) the Tenant's name, (2) the suite, office or apartment number, (3) the approximate amount of square footage leased, (4) annual rent, (5) the amount of prepaid rental, (6) the amount of the security deposit, (7) the date of the Existing Lease, (8) any rent arrearages and (9) actual current rent with respect to such leased space as of the date of the Rent Roll.

                         (iii) To Seller's knowledge, except as described on Schedule "2" attached hereto, (A) the Existing Leases are in full force and effect; (B) no Tenant has failed and is continuing to fail to observe or perform any agreement, covenant or obligation under an Existing Lease, including, but not limited to, the payment of any sum due under an Existing Lease; and (C) Seller is not aware of any failure of Seller, which is continuing, in the observance or performance of any agreement, covenant or obligation on the part of the landlord/lessor under an Existing Lease.

                         (iv) To Seller's knowledge, except as set forth on Schedule "2" attached hereto, there are no material disputes with any Tenant concerning any of the Existing Leases presently existing or threatened.

                         (v) To Seller's knowledge, except for the Tenants in the Hotel, Seller and the Managers, and except as set forth on Schedule "2" attached hereto, there are no Persons occupying space in the Property as tenants, subtenants or occupants other than the Tenants specifically named in the Existing Leases, employees and agents of such Tenants, and, in the case of Fred Wells, who operates executive office suites on the fifth floor of the Office Center, licensees of Mr. Wells.

               (b)  Certificate   or   Occupancy,   Law   and   Ordinances,
          Condemnation and Zoning.

                         (i) The certificate of occupancy set forth in Schedule "3" is a true and correct copy of the certificate of occupancy for the Property.

                         (ii) To Seller's knowledge, no notice of any material Violation of any zoning, building or other law, ordinance, regulation, requirement or directive of any type against the Property or any portion thereof has been received by Seller.

                         (iii) To Seller's knowledge, no notice of a pending condemnation, expropriation, eminent domain or similar proceeding affecting all or any portion of the Property has been received by Seller.

               (c) Operating Statements. On or before the Delivery Date, Seller will deliver to Buyer copies of all monthly, quarterly, annual and other operating reports prepared by either FIC Management or Omni Hotel covering the Office Center and Hotel, respectively, for the years 1993 and 1994 and the first six months of 1995, and Seller shall forward promptly to Buyer all such future reports made after the date hereof until the earlier of the Closing Date or the termination of this Agreement.

               (d) Restrictions and Easements. To Seller's knowledge, no material default or breach exists under any of the covenants, conditions, restrictions, rights-of-way or easements, if any, affecting all or any portion of the Property which are to be performed or complied with by the owner of the Property, including, but not limited to, the License Agreement.

               (e) Service Contracts. To Seller's knowledge, (i) Schedule "4" attached hereto sets forth a list of all Service Contracts affecting the Property, (ii) except as set forth on Schedule "4", there are no material disputes with the contractors, vendors or Managers under such Service Contracts presently existing or threatened and (iii) except as listed on Schedule "4", each such Service Contract is terminable by Seller without penalty on not more than thirty (30) days' prior notice.

               (f) Construction Contracts. To Seller's knowledge, (i) Schedule "5" attached hereto sets forth a list of all Construction Contracts under which work affecting the Property is not yet complete, and (ii) except as set forth on Schedule "5", there are no material disputes with the contractors thereunder presently existing or threatened.

               (g)  Licenses  and  Permits.   To  Seller's  knowledge,  (i)
          Schedule "6" attached hereto sets forth a list of all Licenses and Permits currently affecting the Property, and (ii) except as set forth on Schedule "6", there are no material disputes with any Government Entity or other Person thereunder presently existing or threatened.

               (h) Warranties and Guaranties. To Seller's knowledge, (i) Schedule "7" attached hereto sets forth a list of all Warranties and Guaranties currently covering the Property or any portion thereof or issued and to cover the Property in the future, and
          (ii) except as set forth on Schedule"7", there are no material disputes with any Person thereunder presently existing or threatened.

               (i) Trade Materials. To Seller's knowledge, (i) Schedule "8" attached hereto contains a description of all Trade Materials and (ii) there are no material disputes with any Government Entity or Person with respect to any Trade Material presently existing or threatened.

               (j)  Legal Proceedings and Bankruptcy.

                    (i) To Seller's knowledge, except as set forth in Schedule "9" attached hereto, there are no outstanding judgments, orders, writs, injunctions or decrees of any Government Entity, no pending Legal Proceedings or threats of any material Legal Proceedings, and no proceedings to foreclose any mortgage, security instrument, lien or other claim against: (A) the Property; or (B) Seller in connection with the Property.

                    (ii) There is not pending, with regard to Seller, any petition or proceeding in bankruptcy or for the appointment of a receiver or trustee nor has Seller committed any act of bankruptcy or been adjudicated a bankrupt or entered into an assignment for the benefit of creditors, nor is there pending, with regard to Seller, any petition for its reorganization, nor has Seller admitted in writing its inability to pay its debts as they mature.

               (k)  FIRPTA.   Seller  is not  a foreign  person within  the
          meaning of Section 1445(b)(2) of the Internal Revenue Code of 1986, as amended.

               (l) Authority, Actions of Seller, Authorization and Consents. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington. Seller has all necessary power and lawful authority to own and operate its assets and properties, including, but not limited to the Property, and to carry on its business. Seller has delivered to Buyer a copy of the articles of incorporation and by-laws of Seller together with all Amendments thereof. The execution and delivery by Seller of this Agreement and the Seller's Closing Documents, and the consummation by Seller of the transactions contemplated thereby, have been duly authorized by all necessary action of Seller and duly approved by the board of directors of Seller. Other than the consents and/or approvals of the shareholders and/or board of directors of Seller and those contemplated by this Agreement, there are no other approvals, authorizations, consents or other actions by or filings with any Person which are required to be obtained or completed by Seller in connection with the execution and delivery of this Agreement or any of Seller's Closing Documents (or any other agreement or instrument required hereunder) or in connection with any other action required to be taken by Seller hereunder at or before the Closing. All of the outstanding capital stock of Atrium Beverage Corporation is owned by FIC Realty and when such stock is transferred by FIC Realty to Buyer pursuant to this Agreement, Buyer will acquire valid title thereto, free and clear of all liens and encumbrances.

               (m) EXCEPT AS SET FORTH IN THIS SECTION 18a, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO: (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY;
          (B) THE INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, INCLUDING, BUT NOT LIMITED TO, ANY STATE OR FEDERAL ENVIRONMENTAL LAW, RULE OR REGULATION; (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE; OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. BUYER HEREBY WAIVES ANY SUCH REPRESENTATION, WARRANTY, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES.

               At the Closing, Seller, if necessary, may furnish to Buyer revisions to the Schedules attached hereto so as to reflect changes to the information presented thereon between the date of this Agreement and the Closing Date.

               18b.    Buyer's  Representations   and  Warranties.    Buyer
          represents and warrants to Seller as follows, which representations and warranties shall be true and correct as of the date hereof and as of the Closing Date, and which shall not survive the Closing and conveyance of title:

               (a) Buyer is a Texas joint venture validly existing under the laws of the State of Texas;

               (b) Buyer is duly organized, is in good standing and authorized to do business in Texas, and has the power to carry out its obligations under this Agreement.

               (c)  This  Agreement   is  a  valid   and  legally   binding
          obligation of Buyer in accordance with its terms.

               (d)  The  execution,  delivery and  performance by  Buyer of this Agreement do not and will not violate any provision of law, of any order, judgment or decree of any court or other governmental authority, or of any agreement or other instrument to which Buyer is a party or by which Buyer is bound, and will not result in a breach of or constitute a default under any agreement or other instrument which could result in the creation or imposition of any lien, charge or encumbrance of any kind upon the Property.

               (e) No actions, suits, investigations, litigation, bankruptcy, reorganization or other proceedings are pending at law or in equity or before any federal, state, territorial, municipal or other government department, commission, board, bureau, agency, courts or instrumentality, or to its knowledge, are threatened against or affecting Buyer which would prohibit Buyer from purchasing the Property.

               (f) The execution, delivery and performance of the Agreement, and any and all documents to be executed by or received by it will not constitute a breach or default under any other agreement to which Buyer is a party or by which Buyer may be bound or affects, or a violation of any law or court order which may affect Buyer's ability to purchase the Property.

               (g) Buyer is reasonably confident that it will be able to obtain the third party financing it needs to consummate the purchase of the Property from Seller pursuant to the terms of this Agreement.

               (h) Buyer has delivered to Seller a copy of its joint venture or partnership agreement and all other documents that govern its organization, authority and operation.

               19.  Safe Deposit Boxes.  On the Closing  Date, Seller shall deliver to Buyer all keys to the safe deposit boxes in the Hotel, all receipts and agreements relating to such safe deposit boxes and a complete list of such safe deposit boxes which list shall contain the name and room number of each depositor. On the Closing Date, Seller shall send written notice to the guests in the Hotel who have safe deposit boxes advising them of the sale of the Hotel to Buyer and the procedures to be followed pursuant to this Section 19 and requesting the removal and verification of the contents thereof within five (5) days after the Closing Date. Seller at its own expense shall have a representative at the
          Hotel during said 5 day period. All such removals and verifications during said 5 days shall be under the supervision of a representative of Buyer and the representative of Seller. Boxes of guests who have not responded to such written notice shall be listed at the end of such 5 day period. Said boxes shall be opened in the presence of the representatives of Buyer and Seller and the contents recorded. Any such property so recorded and thereafter remaining in the safe deposit boxes under the control of Buyer shall be the responsibility of Buyer.

               20. Baggage Inventory. All baggage checked with or left in the possession of Seller shall be listed on an inventory to be prepared in duplicate on the Closing Date and signed by representatives of Seller and of Buyer and all books, records and keys concerning such baggage shall be delivered by Seller to Buyer at the Closing. Buyer shall be responsible for all baggage listed in such inventory on the Closing Date. Any baggage or other property of guests retained by Seller as security for unpaid account receivables may be left on the Property for a period of ninety (90) days after the Closing Date without any responsibility or liability therefor on the part of Buyer and Seller hereby agrees to indemnify, defend, exonerate and hold Buyer harmless against any claim, cost or expense in connection with such retained baggage.

               21. Indemnity and Survival. (a) Upon the Closing, Seller agrees to and does hereby indemnify, defend, exonerate and save Buyer harmless from and against any and all liability, loss, damage, claims and expenses incurred or suffered by Buyer arising out of or incidental to the operation of the Property by Seller prior to the Closing Date, even though same may be asserted after the Closing Date; provided, however, Seller shall not indemnify, defend, exonerate or save Buyer harmless from or against any liability, loss, damage, claims or expenses incurred or suffered by Buyer arising out of or incidental to the physical condition of the Land, Improvements or Tangible Personal Property (the "Physical Conditions Exception"). Buyer agrees to and does hereby indemnify, defend, exonerate and save Seller harmless from and against any and all liability, loss, damage, claims and expense incurred or suffered by Seller arising out of or incidental to the operation of the Property by Buyer after the conveyance of the Property to Buyer.

               (b) The covenants and agreements set forth in Sections 14, 15, 17a(f), 17a(k), 17a(l), 17b(b), 17b(e), 19, 20, and 21, the
          indemnities set forth in Sections 4(a), 12, 15, 16, 20 and 21 and any claim or cause of action based on fraud shall remain operative and shall survive the Closing and the execution and delivery of the Special Warranty Deed and shall not be merged therein; no other representation, warranty, covenant or agreements in this Agreement shall so survive. If no Closing occurs hereunder, the covenants, agreements and indemnities set forth in Sections 12, 16(b) and 17b(c) shall survive the termination of this Agreement.

               22. Deposit. (a) At the Closing, the Title Company, as Escrow Agent, shall deliver the Deposit to Seller and deliver all interest earned on the Deposit to Seller, and all such interest shall be received by Seller as a credit against, and in reduction of, the Balance.

               (b) If title to the Property has not closed under this Agreement because of the inability of Seller to close under this Agreement, or because of a default by Seller causing a failure to close under this Agreement or because of Buyer's termination of this Agreement as permitted by and in accordance with the provisions herein contained, or because any of the conditions to the obligations of Buyer set forth in Section 8 have not been satisfied, the Title Company shall promptly return the Deposit, plus all interest earned thereon, to Buyer, less any amount to be paid to Seller pursuant to Section 16, upon being notified in writing by Buyer and Seller (i) of the amount, if any, to be paid to Seller pursuant to Section 16 and (ii) that Buyer has returned to Seller all documents provided by Seller or Broker to Buyer pursuant to this Agreement and the Confidentiality Agreement.

               (c) If (i) Buyer has not terminated this Agreement as permitted by and in accordance with the provisions herein contained and (ii) title to the Property has not closed under this Agreement because of the inability of Buyer to close under this Agreement, or because of a default by Buyer under this Agreement, Seller shall retain the Deposit, plus all interest earned thereon.

               23. Termination, Default and Remedies. (a) If this Agreement is terminated by either party pursuant to a right expressly given it to do so hereunder (herein referred to as a "Permitted Termination"), except for a termination by Seller because of the default of Buyer, the Deposit together with all interest earned thereon shall immediately be returned to Buyer, less any amount to be paid to Seller pursuant to Section 16, upon being notified in writing by Buyer and Seller (i) of the amount, if any, to be paid to Seller pursuant to Section 16 and (ii) that Buyer has returned to Seller all documents provided by Seller or Broker to Buyer pursuant to this Agreement and the Confidentiality Agreement

               (b)  Default by  Seller.   (i)  Seller shall  be in  default
          hereunder upon the occurrence of any one or more of the following events:

                    (A) any of Sellers' warranties or representations set forth herein are untrue or inaccurate in any material respect; or

                    (B) Seller shall fail, in any material way, to meet, comply with or perform any covenant, agreement or obligation on its part required, within the time limits and in the manner required in this Agreement, for any reason other than a Permitted Termination.

               (ii) In the event of a default by Seller hereunder, Buyer may, at Buyer's option, either:

                    (A) terminate this Agreement by written notice delivered to Seller at or prior to the Closing, in which event the Deposit and all interest earned thereon shall be paid to Buyer;

                    (B) enforce specific performance of this Agreement against Seller (it being understood, however, that should an expenditure in excess of $250,000 be required to be made in order to remedy any such default, Seller shall be obligated to expend no more that $250,000, and, in any event, should such default not be remedied within 6 months after the scheduled Closing Date, Buyer's sole remedy shall be under either Section 23(b)(ii)(A) or 23(b)(ii)(C)); or

                    (C) pursue an action for damages (it being understood, however, that the sole measure of damages in any such action shall be recovery of Fees-And-Costs expended by Buyer in its Due Diligence Review, such Fees-And-Costs not to exceed, in any event, $250,000).

               (iii) In the event of a default by Seller in the covenant set forth in Section 17a(j) hereof (excluding, however, involuntary liens or encumbrances), Buyer may, at Buyer's option, either:

                    (A) enforce specific performance of this Agreement against Seller, without any limitation on the expenditure by Seller to cure such voluntary lien or encumbrance; or

                    (B) pursue Buyer's remedies under Section 23(b)(ii)(A) or 23(b)(ii)(C).

               (c)  Default  by  Buyer.   (i)  Buyer  shall  be in  default
          hereunder upon the occurrence of any one or more of the following events:

                    (A) any of Buyer's warranties or representations set forth herein are untrue or inaccurate in any material respect; or
                    (B) Buyer shall fail, in any material way, to meet, comply with or perform any covenant, agreement or obligation on its part required, within the time limits and in the manner required in this Agreement, for any reason other than a Permitted Termination.

               (ii) In the event of a default by Buyer hereunder, Seller may as its sole remedy terminate this Agreement by notice to Buyer and retain the Deposit together with all interest earned thereon, it being agreed between Buyer and Seller that such sum shall be liquidated damages for a default by Buyer hereunder because of the difficulty, inconvenience and uncertainty of ascertaining actual damages for such default.

               (d) Notice and Opportunity to Cure. In the event that either party is in default under the terms of this Agreement, the non-defaulting party shall give the defaulting party written notice specifically setting forth such default, and the defaulting party shall have five (5) business days to cure such default. If the defaulting party fails to cure the default within such five (5) business day period, the non-defaulting party shall have the right to pursue its remedies as set forth in this Section 23.

               24. Assignment. This Agreement shall not be assigned by either party hereto without the prior written consent of the other party; provided, however, that Buyer may assign its rights and obligations under this Agreement to an entity in which Buyer or its principals are the principals, if such other entity timely complies with Section 17b(a) and (b) and Buyer remains liable under this Agreement.

               25. Supplemental Documents. The parties agree to execute all documents which may reasonably be required to effectuate the terms and provisions of this Agreement.

               26. Definitions. (a) In this Agreement, and in the Exhibits and Schedules attached hereto (unless expressly defined otherwise), the following words and phrases shall have the following meanings:

               "Amendment"   means   an  amendment,   renewal,  supplement,
          modification, expansion, restatement, extension, or any other change or revision.

               "Encumbrance" means any and every mortgage, security agreement, security interest, lien, levy, lease, pledge, hypothecation, charge, claim, license, judgment, covenant, easement, and/or any other encumbrance or restriction of any and every kind whatsoever.

               "EntelCom System" means an enhanced telecommunications system made available for lease by Seller to the Tenants in the Property providing the services more particularly described on Exhibit "N" attached hereto.

               "Fees-And-Costs" means reasonable fees, charges and expenses of attorneys, architects, engineers, expert witnesses, consultants and other Persons, and all other charges due any of the foregoing (including costs of photographic reproduction, word processing, transcripts and printing of briefs and records on appeal).

               "Government Entity" means the United States, the State of Texas, the City of Austin, Texas, any other State in which a party to this Agreement is incorporated and any municipality or other political subdivision of any of the foregoing, and any agency, authority, department, court, commission or other legal entity of any of the foregoing asserting jurisdiction over the Property or any portion thereof or over any of the operations of businesses located within the Property.

               "Hazardous Materials" means (a) asbestos, radon gas, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated byphenyls in excess of federal or Texas safety guidelines, whichever are more stringent, (b) any solid or liquid wastes (including hazardous wastes), hazardous air pollutants, hazardous substances, hazardous chemical substances and mixtures, toxic substances, pollutants and contaminants, as such terms are defined in the National Environmental Policy Act (42 U.S.C.
          Section 4321 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), as amended by the Hazardous and Solid Wastes Amendments of 1984, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Water Act (33 U.S.C. Section 1321 et seq.), the Clean Air Act, the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), and laws of any other Government Entity having jurisdiction over the Property regulating any of the foregoing matters or items, as such laws and regulations may be amended and/or supplemented from time to time, and (c) any other chemical material or substance, exposure to which is prohibited, or, to the extent limited or regulated, limited or regulated by any Government Entity.

               "Legal   Proceeding"   means    any   action,    litigation,
          arbitration, administrative proceedings, and other legal or equitable proceeding of any kind.

               "Person" means an individual person, a corporation, partnership, trust, joint venture, proprietorship, estate, association, Government Entity or other incorporated or unincorporated enterprise, entity or organization of any kind.

               "Seller's knowledge" means the current actual knowledge of the officers and directors of Seller and FIC Property Management, Inc. ("Seller's Knowledgeable Parties") and does not include constructive knowledge. No examination, inspection or research is required or implied, nor is there any obligation that any of Seller's Knowledgeable Parties make any special inquiry. However, the phrase does obligate Seller to make a reasonable inquiry of Seller's Knowledgeable Parties to determine if any of them have current actual knowledge relating to any of the representations or warranties made by Seller in this Agreement.

               "Tenant" means a tenant, subtenant, undertenant or occupant under a Lease.

               "Violation" means any note or notice of any violation of law noted in or issued by any Government Entity against or with respect to the Property.

               (b) Unless specified to the contrary, references to Sections, Exhibits and Schedules mean the particular Section, Exhibit or Schedule in or to this Agreement, all of which Exhibits and Schedules are made a part hereof for all purposes the same as if set forth herein verbatim; it being expressly understood that if any Exhibit attached hereto which is to be executed and delivered at Closing contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained herein and as contemplated herein prior to or at the time of execution and delivery thereof.

               (c)  Wherever used in this Agreement;

                    (i) the words "include" or "including" shall be construed as incorporating, also, "but not limited to" or "without limitation";

                    (ii) the word "day" means a calendar day unless otherwise specified;

                    (iii) the word "party" means each and every Person on whose behalf this Agreement has been signed at the end of this Agreement;

                    (iv) the word "law" (or "laws") means any statute, ordinance, resolution, regulation, code, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a Government Entity; and

                    (v) each reference to the Property shall be deemed to include "and/or any portion thereof".

               27. Notices. Any notice or demand provided for or given pursuant to this Agreement shall be in writing and served on the parties at the addresses listed below. Any notice shall be either (a) personally delivered to the address set forth below, in which case it shall be deemed delivered on the date of delivery to the addressee; (b) sent by registered or certified mail/return receipt requested, in which case it shall be deemed delivered three (3) business days after deposited in the U.S. Mail; (c) sent by a nationally recognized overnight courier, in which case it shall be deemed delivered one (1) business day after deposit with such courier; or (d) sent by telecommunications ("Fax") in which case it shall be deemed delivered on the day sent, provided an original is received by the addressee by a nationally recognized overnight courier within one (1) business day of the Fax. The addresses and Fax number listed herein may be changed by written notice to the other parties, provided, however, that no notice of a change of address or Fax number shall be effective until date of delivery of such notice. Copies of notice are for informational purposes only and a failure to give or receive copies of any notice shall not be deemed a failure to give notice. For purposes of notice, the addresses of the parties shall be as follows:

               If to Seller:       Investors Life Insurance Company of
                                   North America
                                   701 Brazos, Suite 1400
                                   Austin, Texas  78701
                                   Attn:  James M. Grace
                                          Executive Vice President
                                   Fax Number: (512) 404-5051

               with a copy to:     William D. Brown, Esq.
                                   Sneed, Vine, Wilkerson, Selman & Perry
                                   901 Congress Avenue
                                   Austin, Texas  78701
                                   Fax Number: (512) 476-1825

               If to Buyer:        Omni Congress Joint Venture
                                   823 Congress Avenue
                                   Suite 1111
                                   Austin, Texas  78701
                                   Attn: Tom Stacy
                                   Fax Number: (512) 476-9099

               with a copy to:     Bruce T. Morrison
                                   Attorney at Law
                                   5929 Balcones Dr., Suite 300
                                   Austin, Texas  78731
                                   Fax Number:  (512) 452-6395

               28.  Section Headings.   The  section headings are  inserted
          solely for the convenience of reference and shall not affect the construction or interpretation of this Agreement.

               29. Entire Contract. This Agreement constitutes the entire contract between the parties hereto and there are no other understandings, oral or written, relating to the subject matter hereof, other than the Confidentiality Agreement, which continues in effect. This Agreement may not be changed, modified or amended, in whole or in part, except in writing, signed by all parties.

               30. Invalid Provisions. If any one or more of the provisions of this Agreement, or the applicability or any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

               31. Construction. The words "herein", "hereof", "hereunder" and other similar compounds of the words "here" when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section. If the last day of any time period stated herein shall fall on a Saturday, Sunday or legal holiday, then the duration of such time period shall be extended so that it shall end on the next succeeding day which is not a Saturday, Sunday or legal holiday. Whenever used in this Agreement, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. Marginal notes are inserted for convenience only and shall not form part of the text of this Agreement.

               32.  Covenant  Not to Record.   Buyer  will not  record this
          Agreement.    An  attempted  recording of  this  Agreement  shall
          constitute a default hereunder on the part of Buyer.

               33.  Choice of Law.   This Agreement  shall be construed  in
          accordance with and enforceable under the laws of Texas and shall be fully performable in Travis County, Texas.

               34. Binding Effect. Subject to the provisions of Section 24, this Agreement and terms and conditions shall extend to and be binding upon the parties hereto and their successors and assigns.

               35. Counterparts and Copies. This Agreement may be executed in several counterparts, which when taken together shall be deemed to be an original. Each executed copy shall be deemed an original.

               36. Effective Date. The date of formation of this Agreement (herein called the "Effective Date", "date of this Agreement" or "date hereof") shall for all purposes be September 5, 1995.

               WITNESS the due execution hereof as of the day and year set forth below.

                                             SELLER:

                                             INVESTORS LIFE INSURANCE COMPANY
                                             OF NORTH AMERICA
                                             By:/s/ Roy F. Mitte
                                             Title: President

                                             Date of Execution: 9-1-95


                                             BUYER:

                                             OMNI CONGRESS JOINT VENTURE
                                             By:/s/ Tom Stacy

                                             Title: Managing Venturer

                                             Date of Execution: 9-1-95


                                  RECEIPT OF DEPOSIT
                            AND AGREEMENT OF ESCROW AGENT

               Escrow  Agent   hereby  acknowledges  the  receipt   of  the
          following:

                    (i) one (1) fully signed and executed copy of this Agreement; and

                    (ii)      the Deposit in the amount of $500,000.00.

               Escrow Agent hereby agrees to act as Escrow Agent under and pursuant to the terms of this Agreement.

                                             ESCROW AGENT:

                                             HERITAGE TITLE COMPANY OF
                                             AUSTIN, INC.
                                             By:/s/ Jan Cox Dwyer

                                             Title: Senior Vice President

                                             Date of Execution: 9-5-95


                                     Exhibit "A"

                         METES AND BOUNDS DESCRIPTION OF LAND

                                     Exhibit "B"

                              TANGIBLE PERSONAL PROPERTY

                          (to be delivered by Delivery Date)

                                    EXHIBIT "C-1"

                                    AUSTIN CENTRE
                                    OFFICE LEASES

                          (to be delivered by Delivery Date)

                                    EXHIBIT "C-2"

                                    AUSTIN CENTRE
                                  RESIDENTIAL LEASES

                          (to be delivered by Delivery Date)

                                    EXHIBIT "C-3"

                                    AUSTIN CENTRE
                                   ENTELCOM LEASES

                          (to be delivered by Delivery Date)

                                     Exhibit "D"

                                 PERMITTED EXCEPTIONS

          1.   Taxes for 1995 and subsequent years.

          2. Terms, conditions and stipulations set out in City of Austin License Agreement dated May 6, 1986, recorded in Volume 9824, Page 225 in the Real Property Records of Travis County, Texas, said Agreement having been affected by Assignment and Assumption of License Agreement dated August 22, 1991, by and between Texas AP, Inc. and Investors Life Insurance Company of North America, recorded in Volume 11506, Page 188 of the Real Property Records of Travis County, Texas (pertains to rights and obligations to maintain landscaping in the right-of-way).

          3. Cable Television Installation Agreement dated October 2, 1992, recorded in Volume 11791, Page 816 of the Real Property Records of Travis County, Texas.

          4. Rights of tenants in possession under written leases or occupancy agreements.

          5. Improvements consisting of steps, vault entrances with gas meter and water meter, thresholds, vents, lighted fabric banners, pump test connection and fire stand pipes situated outside of property boundary, as shown on survey dated July 15, 1991 and revised on July 30, 1991, prepared by Donald J. Kirby, a Registered Professional Land Surveyor No. 2508.

                                     Exhibit "E"

                                              Grantee's Address:
                                              Omni Congress Joint Venture
                                              823 Congress Avenue
                                              Suite 1111
                                              Austin, Texas  78701

                                SPECIAL WARRANTY DEED

          STATE OF TEXAS
                                             KNOW ALL MEN BY THESE PRESENTS:
          COUNTY OF TRAVIS

               THAT INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, a Washington corporation ("Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) cash and other good and valuable consideration paid by OMNI CONGRESS JOINT VENTURE, a Texas joint venture ("Grantee"), whose address is 823 Congress Avenue, Suite 1111, Austin, Texas 78701, HAS GRANTED, BARGAINED, SOLD and CONVEYED, and by these present DOES GRANT, BARGAIN, SELL and CONVEY unto Grantee all that certain land situated in Travis County, Texas, and described on Exhibit "A" which is attached hereto and incorporated herein by reference for all purposes, together with all appurtenances thereon or in anywise appertaining thereto and all buildings, structures, fixtures and improvements located thereon (said land, improvements and
          appurtenances   being   herein  together   referred  to   as  the
          "Property").

               This conveyance is made subject to the Permitted Exceptions set forth in Exhibit "B" hereto.

               TO HAVE AND TO HOLD the Property unto Grantee, and Grantee's successors and assigns forever, and Grantor does hereby bind Grantor, and Grantor's successors and assigns to WARRANT and FOREVER DEFEND, all and singular the Property unto Grantee and Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

               For the same consideration, Grantor hereby GRANTS, BARGAINS, SELLS and CONVEYS, without warranty, express or implied, all interest, if any, of Grantor in (i) strips or gores, if any, between the Property and abutting properties and (ii) any easements, covenants and other rights appurtenant thereto and
          (iii) any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Property, to the center line thereof.

               GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KING OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO: (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY;
          (B) THE INCOME TO BE DERIVED FROM THE PROPERTY;(C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCE OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, INCLUDING, BUT NOT LIMITED TO, ANY STATE OR FEDERAL ENVIRONMENTAL LAW, RULE OR REGULATION; (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE; OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. EXCEPT AS SET FORTH IN THE AGREEMENT OF SALE DATED September 5, 1995 FOR THE SALE OF THE PROPERTY, GRANTEE HEREBY WAIVES ANY SUCH REPRESENTATION, WARRANTY, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES.

               EXECUTED this    day of           , 1995.

                                        GRANTOR:

                                        INVESTORS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA, a Washington
                                        corporation

                                        By:
                                        Title:

                                        GRANTEE:

                                        OMNI CONGRESS JOINT VENTURE,
                                        a Texas joint venture

                                        By:
                                        Title:

          STATE OF TEXAS

          COUNTY OF TRAVIS

               This instrument  was acknowledged before me  on            ,
          1995, by                    ,                       of  Investors
          Life Insurance Company of North America, a Washington corporation, on behalf of said corporation.



                                        Notary Public in and for the State
          (S E A L)                     of Texas

          STATE OF TEXAS

          COUNTY OF TRAVIS

               This instrument  was acknowledged before me  on            ,
          1995, by                      ,                         of   Omni
          Congress Joint Venture, a Texas joint venture, on behalf of said joint venture.



                                        Notary Public in and for the State
          (S E A L)                     of Texas

                                     Exhibit "F"

                         ASSIGNMENT AND ASSUMPTION OF LEASES

               THIS ASSIGNMENT AND ASSUMPTION OF  LEASES (the "Assignment")
          is made as of                   , 1995, by and  between INVESTORS
          LIFE INSURANCE COMPANY OF NORTH AMERICA, a Washington corporation ("Assignor"), whose mailing address is 701 Brazos, Suite 1400, Austin, Texas 78701 and OMNI CONGRESS JOINT VENTURE, a Texas joint venture ("Assignee"), whose mailing address is 823 Congress Avenue, Suite 1111, Austin, Texas 78701.

                               Introductory Provisions:

                    The   following  provisions   form  a   part  of   this
          Assignment:

               A. Assignor or Assignor's predecessor in title heretofore entered into certain leases (the "Leases") with tenants covering office space, retail space, apartment units, hotel rooms and other hotel facilities and the use of a telephone system all located in a certain multi-use complex known as Austin Centre, located on certain land situated in Travis County, Texas (the "Property") and described on Exhibit "A" which is attached hereto and incorporated herein by reference for all purposes.

               B. Attached hereto as Exhibit "B" and incorporated herein by reference for all purposes is a true and correct copy of a list of the Leases presently in force.

               C.   Assignee   desires  to  purchase   from  Assignor,  and
          Assignor desires to sell and assign to Assignee, all of Assignor's interest in the Leases and all of the rights, benefits and privileges of the lessor thereunder.

               THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee any and all of Assignor's right, title and interest in and to all Leases pertaining to the Property, and all of the rights, benefits and privileges of the lessor thereunder including without limitation those with respect to all security deposits, prepaid rentals and reservation deposits made under Leases and not returned to tenants, but subject to all terms, conditions, reservations and limitations set forth in the Leases (all such Leases, properties, rights and interests, subject as aforesaid, being hereinafter collectively referred to as the "Assigned Leases").

                    This Assignment is made subject to the Permitted Exceptions set forth in Exhibit "C" hereto.

                    TO HAVE AND TO HOLD all and singular the Assigned Leases unto Assignee, and Assignee's successors, and assigns forever, and Grantor does hereby bind Grantor, and Grantor's successors and assigns to WARRANT and FOREVER DEFEND, all and singular the Property unto Grantee and Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

               1. Words and phrases not defined herein shall have the meanings attributed to them in that certain Agreement of Sale (herein so called) dated September 5, 1995, executed by Assignor and Assignee covering the sale of the Property from Assignor to Assignee.

               2. Assignor hereby agrees that, subject to the provisions of Section 5 of the Agreement of Sale, that it shall perform all of the terms, covenants and conditions of the Leases on the part of the lessor therein required to be performed prior to the date hereof (but not those required to be discharged or performed from and after the date thereof).

               3. By accepting this Assignment of Leases and by its execution hereof, Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Leases on the part of the lessor therein required to be performed, from and after the date hereof (but not those required to be performed prior thereto, except as specifically provided in Section 5 of the Agreement of Sale).

               4. Assignee hereby agrees to indemnify and hold harmless Assignor from and against and all loss, cost or expense (including, without limitation, Fees and Costs) resulting by reason of Assignee's failure to perform any of the obligations assumed by Assignee hereunder. Except for the Physical Conditions Exception as described in Section 21(a) of the Agreement of Sale and the matters described in Section 5 of the Agreement of Sale, Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all loss, cost or expense (including, without limitation, Fees and Costs) resulting by reason of the failure of Assignor to perform any of the obligations of the lessor under any of the Leases prior to the date hereof.

               5. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               6. This Assignment may only be modified, altered, amended, or terminated by the written agreement of Assignor and Assignee.

               7. Any notice, request, demand, statement or consent made hereunder or in connection herewith to any party shall be in writing and shall be sent to the addresses and in the manner specified in the Agreement of Sale.

               8. If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

               9. This Assignment shall be governed by and construed under the laws of the State of Texas without regard to the principles of conflicts of law.

               IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the date first above written.

                                             ASSIGNOR:

                                             INVESTORS LIFE INSURANCE COMPANY
                                             OF NORTH AMERICA
                                             a Washington corporation

                                             By:
                                             Title:


                                             ASSIGNEE:

                                             OMNI CONGRESS JOINT VENTURE
                                             a Texas joint venture

                                             By:
                                             Title:


          STATE OF TEXAS

          COUNTY OF TRAVIS

                    This instrument  was acknowledged before me  on       ,
          1995, by                           ,                           of
          Investors Life Insurance Company of North America, a Washington corporation, on behalf of said corporation.

          (S E A L)
                                   Notary Public in and for the State
                                   of Texas

          STATE OF TEXAS

          COUNTY OF TRAVIS

                    This instrument was  acknowledged before  me on       ,
          1995, by                      ,            of Omni Congress Joint
          Venture, a                   , on behalf of said
          .

          (SEAL)

                                        Notary Public in and for the State
                                        of Texas

                                     Exhibit "G"

                                     BILL OF SALE

                    THIS BILL OF SALE (the "Bill of Sale") is executed by INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, a Washington corporation ("Assignor") to and for the benefit of OMNI CONGRESS JOINT VENTURE, a Texas joint venture ("Assignee"), whose mailing address is 823 Congress Avenue, Suite 1111, Austin, Texas 78701.



                               Introductory Provisions:

               The following provisions form a part of this Bill of Sale:

               A.   Assignor  and  Assignee  are  parties to  that  certain
          Agreement of Sale dated September 5, 1995 (the "Agreement of Sale"), which provides, among other things, for the sale by Assignor to Assignee of that certain land (the "Land") lying and being situated in Travis County, Texas, and described on Exhibit "A" which is attached hereto and incorporated herein by reference for all purposes, together with the multi-use complex located on the Land and commonly known as Austin Centre (the said Land and the improvements thereon being herein referred to as the "Property"), and the execution of this Bill of Sale.

               B. It is the desire of Assignor hereby to sell, assign, transfer and convey to Assignee all of Assignor's rights, titles and interests in the below described items affixed or attached to, or placed or situated upon, or used or acquired in any way whatsoever in connection with the complete and comfortable use, enjoyment, occupancy or operation of the Property, except those not owned by Assignor.

                    THEREFORE, in consideration of the foregoing and Ten Dollars ($1.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER to Assignee all of the following (the "Assigned Properties"):

                    a.   any  and  all  of   Assignor's  right,  title  and
          interest in and to all fixtures, furniture, furnishings, working supplies and articles of personal property constructed, erected, affixed to, attached to, installed or placed in or upon and used in connection with the occupancy and operation of the Property including, but not limited to:(i) any and all, if any, mechanical,
          elecrtical,  heating,  air-conditioning,   plumbing,   sprinkler,
          lighting, ventilating and cooling systems, together with their respective appurtenant gas and electric ranges, refrigerators, engines, motors, generators, pipes, wiring and other apparatus, and all lighting fixtures, doors, cabinets, partitions, elevators,
          electric   motors,  pumps   office   furniture   and   equipment,
          partitions,  vaults,  safes,   electrical,  fire  prevention  and
          extinguishing equipment, radio, television, and public address and amplifying systems, equipment, parts and supplies, chairs, tables, beds, bedsprings, mattresses, couches, lamps, waste
          baskets,  desks,  silverware,   utensils,  table  and bed  linen,
          towels, blankets, dishes, glassware, mirrors, carpets, rugs, other floor coverings, curtains, draperies, pictures, radio and television sets, stationery and office supplies, pianos, and all musical instruments, bars and bar equipment, kitchen utensils, and other furniture and furnishings for all lobbies, ballrooms, dining rooms, bedrooms, guest rooms, baths and other private and
          public   rooms,  and  the  furniture,  typewriters,  furnishings,
          equipment, tools, materials and supplies in all storerooms and offices; and (ii) those items more particularly described on
          Exhibit  "B"  which  is   attached  hereto  and  incorporated  by
          reference for all purposes;

                    b. all goodwill owned by Assignor related to the operation of the Property, including, without limitation any and all of Seller's right, title and interest in and to (i) the telephone numbers and listings of the Property or any portion thereof, (ii) any and all, if any, trade names, trademarks, service marks, logos and all copyrights used exclusively in connection with the Property or any portion thereof, except those belonging specifically to Omni Hotels Management Corporation or its affiliates or any tenants of the Property, and (iii) any and all, if any, video tapes, films, brochures and other advertising and promotion materials of any kind or nature owned by Assignor and used in connection with the advertising of the Property or any portion thereof;

                    c. all books, records, tenant, guest and customer lists for the Property or any portion thereof owned by Assignor and in the possession of Assignor or any of the Managers, together with any and all, if any, files, reports, surveys, studies, projections, budgets and strategic plans prepared for Assignor in connection solely with the operation, maintenance and management of the Property or any portion thereof and in the possession of Assignor or any of the Managers;

                    d. any and all of Seller's right, title and interest in and to any and all, if any, architects' and engineers' drawings, plans, specifications, models and work product, studies, surveys and other materials developed in connection with the construction, repair and maintenance of the Property or any portion thereof owned by Assignor and in the possession of Assignor or any of the Managers of the Property or any portion thereof; and

                    e. all meat, fish and poultry inventories on hand at and other food and non-alcoholic beverage inventories at, and for use at, the Property and owned by Seller at 12:01 a.m. on the date hereof.

                    This Bill of Sale is made subject to the Permitted Exceptions set forth in Exhibit "C" hereto.

                    TO HAVE AND TO HOLD the Assigned Properties unto Assignee, and Assignee's successors and assigns forever, and Assignor does hereby bind Assignor, Assignor's successor and assigns to WARRANT and FOREVER DEFEND, all and singular the Assigned Properties unto Assignee and Assignee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

               The Assigned Properties are in a used condition, and Assignor is neither a manufacturer nor a distributor of, nor dealer or merchant in, the Assigned Properties.

               ASSIGNEE ACKNOWLEDGES AND AGREES THAT ASSIGNOR HAS NOT MADE,
          DOES   NOT  MAKE   AND   SPECIFICALLY  DISCLAIMS   ANY  AND   ALL
          REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE ASSIGNED PROPERTIES, INCLUDING, BUT NOT LIMITED TO: (A) THE NATURE, QUALITY OR CONDITION OF THE ASSIGNED PROPERTIES; (B) THE INCOME TO BE DERIVED FROM THE
          ASSIGNED    PROPERTIES;  (C)  THE  SUITABILITY  OF  THE  ASSIGNED
          PROPERTIES FOR ANY AND ALL ACTIVITIES AND USES WHICH ASSIGNEE MAY
          CONDUCT  THEREON; (D)    THE COMPLIANCE  OF  OR BY  THE  ASSIGNED
          PROPERTIES OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATION OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, INCLUDING, BUT NOT LIMITED TO, ANY STATE OR FEDERAL ENVIRONMENTAL LAW, RULE OR REGULATION; (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS OF THE ASSIGNED PROPERTIES FOR A PARTICULAR PURPOSE; OR (F) ANY OTHER MATTER WITH RESPECT TO THE ASSIGNED PROPERTIES. EXCEPT AS SET FORTH IN THE AGREEMENT OF SALE DATED September 5, 1995 FOR THE SALE OF THE PROPERTY, ASSIGNEE HEREBY WAIVES ANY SUCH REPRESENTATION, WARRANTY, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES.

               NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, ASSIGNOR IS CONVEYING THE ASSIGNED PROPERTIES TO ASSIGNEE "AS IS", "WHERE IS", AND WITH ALL FAULTS AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF THE ASSIGNOR

               1. Words and phrases defined in the Agreement of Sale shall have the same meaning herein.

               2. If any term, covenant or condition of this Bill of Sale shall be held to be invalid, illegal or unenforceable in any respect, this Bill of Sale shall be construed without such provision.

               3. This Bill of Sale shall be governed by and construed under the laws of the State of Texas without regard to the principles of conflicts of law.

                    EXECUTED this     day of               , 1995.

                                        ASSIGNOR:

                                        INVESTORS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA
                                        a Washington corporation

                                        By:
                                        Title:


                                        ASSIGNEE:

                                        OMNI CONGRESS JOINT VENTURE
                                         a Texas joint venture

                                        By:
                                        Title:


                                     Exhibit "H"

                        ASSIGNMENT AND ASSUMPTION OF CONTRACTS
                             AND THE SAINT DAVID'S LEASE

                    THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND THE SAINT DAVID'S LEASE (the "Assignment") is made as of
          , 1995, by and between INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, a Washington corporation ("Assignor"), whose mailing address is 701 Brazos, Suite 1400, Austin, Texas 78701, and OMNI CONGRESS JOINT VENTURE, a Texas joint venture ("Assignee"), whose mailing address is 823 Congress Avenue, Suite 1111, Austin, Texas 78701.

                               Introductory Provisions:

                    A. Assignor and Assignee are parties to that certain Agreement of Sale dated September 5, 1995 (the "Agreement of Sale"), which provides, among other things, for the sale by Assignor to Assignee of that certain tract of land located in Travis County, Texas, as more particularly described on Exhibit "A" attached hereto and made part hereof for all purposes, together with the multi-use complex located thereon more commonly known as Austin Centre (the "Property"), and the execution and delivery of this Assignment.

                    B. Assignor has certain rights, title and interest in and to:

                    1. the contracts or agreements, and all Amendments thereof, for construction work, materials, or equipment or for architectural services, professional engineering services, or other services, which entitles the Person furnishing the same to file a lien against the Property and which has a term expiring after the date hereof or under which any amount remains due and owing to the applicable Person, as more particularly described on Exhibit "B" attached hereto and made part hereof for all purposes (collectively the "Construction Contracts");

                    2.   the  contracts  or   agreements  (other  than  the
          Construction Contracts) and Amendments thereof, for the furnishing of management, maintenance, repairs, supplies, equipment, or other services to the Property, including but not limited to, the equipment leases for the Entelcom System, which have a term expiring after the date hereof, as more particularly described on Exhibit "C" attached hereto (collectively, the "Service Contracts"); and

                    3. that certain parking lease agreement (the "Saint David's Lease"), dated April 1, 1992, between Protestant Episcopal Church Council of the Diocese of Texas and St. David's Episcopal Church, collectively as landlord (the "Saint David's Landlord") and Assignor, as tenant, providing for additional parking space for the use of the Property.

                    C. The Agreement of Sale requires Assignor to assign to Assignee any and all of Assignor's right, title and interest in and to the Construction Contracts, Service Contracts, and Saint David's Lease and requires Assignee to assume Assignor's obligations under the Construction Contracts, Service Contracts and Saint David's Lease.

                    THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee any and all of Assignor's right, title and interest in and to the Construction Contracts, the Service Contracts, the Saint David's Lease and any and all of the rights, benefits and privileges of Assignor thereunder (collectively, the "Assigned Agreements").

                    This Assignment is made subject to the Permitted Exceptions set forth in Exhibit "A" attached hereto.

                    TO HAVE AND TO HOLD all and singular the Assigned Agreements unto Assignee, and Assignee's successors, and assigns forever.

               1. Words and phrases defined in the Agreement of Sale shall have the same meaning herein.

               2. Assignor agrees that it shall be responsible to any contractors and vendors under the Construction Contracts and Service Contracts and the Saint David's Landlord under the Saint David's Lease for the discharge or performance of any duties or obligations to be performed or discharged by Assignor thereunder prior to the date hereof, but Assignor shall not be responsible to any contractors or vendors under the Construction Contracts and Service Contracts or the Saint David's Landlord under the Saint David's Lease for the discharge or performance of such duties or obligations to be performed or discharged by Assignor thereunder from and after the date hereof.

               3. Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Assigned Agreements on the part of Assignor required to be performed thereunder, from and after the date hereof (but not those required to be performed prior thereto).

               4.   Assignee  hereby agrees to  indemnify and hold harmless
          Assignor from and against any and all loss, liability, cost, claim, damage or expense (including Fees and Costs) incurred to enforce any rights and/or secure any remedies under this Assignment resulting by reason of the failure of Assignee to perform its obligations under the Assigned Agreements as specified in this Assignment and/or Assignee's failure to perform its obligations under this Assignment.

               5. Except as to the Physical Conditions Exception described in Section 21(a) of the Agreement of Sale, Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all loss, liability, cost, claim, damage or expense (including Fees and Costs) incurred to enforce any rights and/or secure any remedies under this Assignment resulting by reason of the failure of Assignor to perform its obligations under the Assigned Agreements as specified in this Assignment and/or Assignor's failure to perform its obligations under this Assignment.

               6. Each party shall sign and give such notices and consents as shall be necessary to confirm the provisions of this Assignment to any other Persons having rights or obligations under the Assigned Agreements, as the other may request from time to time, and each party shall execute and deliver to the other such further instruments, documents and agreements as the other may reasonably require to make this Assignment effective.

               7. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               8. This Assignment may only be modified, altered, amended, or terminated by the written agreement of Assignor and Assignee.

               9. Any notice, request, demand, statement or consent made hereunder or in connection herewith to any party shall be in writing and shall be sent to the addresses and in the manner specified in the Agreement of Sale.

               10. In any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provisions.

               11. This Assignment shall be governed by and construed under the laws of the State of Texas without regard to principles of conflicts of law.


               IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day and year first above written.

                                        ASSIGNOR:

                                        INVESTORS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA
                                        a Washington corporation
                                        By:
                                        Title:

                                        ASSIGNEE:

                                        OMNI CONGRESS JOINT VENTURE
                                        a Texas joint venture

                                        By:
                                        Title:

                                     Exhibit "I"

                  ASSIGNMENT AND ASSUMPTION OF LICENSES AND PERMITS

               THIS ASSIGNMENT AND ASSUMPTION  OF LICENSES AND PERMITS (the
          "Assignment") is made as of                            , 1995, by
          and between INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, a Washington corporation ("Assignor"), whose mailing address is 701 Brazos, Suite 1400, Austin, Texas 78701, and OMNI CONGRESS JOINT VENTURE, a Texas joint venture ("Assignee"), whose mailing address is 823 Congress Avenue, Suite 1111, Austin, Texas 78701.

                               Introductory Provisions:

               The following provisions form a part of this Assignment:

               A. Assignor and Assignee are parties to that certain Agreement of Sale dated September 5, 1995 (the "Agreement of Sale") which provides, among other things, for the sale by Assignor to Assignee of that certain tract of land located in Travis County, Texas, as more particularly described on Exhibit "A" attached hereto and made part hereof for all purposes, together with the multi-use complex located thereon more commonly known as Austin Centre (the "Property"), and the execution and delivery of this Assignment.

               B. Assignor has certain rights, title and interest in and to the building and other permits, certificates, licenses, franchises, authorizations and approvals granted by Government Entities necessary or useful in connection with the Property and/or the operation of the Improvements or any part thereof, as more particularly described on Exhibit "B" attached hereto and made a part hereof for all purposes (the "Licenses and Permits").

               C. The Agreement of Sale requires Assignor to assign to Assignee any and all of Assignor's right, title and interest in and to the Licenses and Permits and requires Assignee to assume Assignor's obligations under the Licenses and Permits.

               THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee any and all of Assignor's right, title and interest in and to the Licenses and Permits, excluding the Liquor Licenses, and any and all of the rights, benefits and privileges of Assignor thereunder.

               This Assignment is made subject to the Permitted Exceptions set forth in Exhibit "C" attached hereto.

               TO HAVE AND TO HOLD all and singular the Licenses and Permits unto Assignee, and Assignee's successors, and assigns forever.

               1. Words and phrases defined in the Agreement of Sale shall have the same meaning herein.

               2. Assignor agrees that it shall be responsible to all applicable Government Entities and Persons under the Licenses and Permits for the discharge or performance of any duties or obligations to be performed or discharged by Assignor thereunder prior to the date hereof, but Assignor shall not be responsible to any Government Entities or Persons under the Licenses and Permits for the discharge or performance of such duties or obligations to be performed or discharged by Assignor thereunder from and after the date hereof.

               3. Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Licenses and Permits on the part of Assignor required to be performed thereunder, from and after the date hereof (but not those required to be performed prior thereto).

               4.   Assignee  hereby agrees to  indemnify and hold harmless
          Assignor from and against any and all loss, liability, cost, claim, damage or expense (including Fees and Costs) incurred to enforce any rights and/or secure any remedies under this Assignment resulting by reason of the failure of Assignee to perform its obligations under the Licenses and Permits from and after the date hereof and/or Assignee's failure to perform its obligations under this Assignment.

               5. Except as to the Physical Conditions Exception described in Section 21(a) of the Agreement of Sale, Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all loss, liability, cost, claim, damage or expense (including Fees and Costs) incurred to enforce any rights and/or secure any remedies under this Assignment resulting by reason of the failure of Assignor to perform its obligations under the Licenses and Permits prior to the date hereof and/or Assignor's failure to perform its obligations under this Assignment.

               6. Each party shall sign and give such notices and consents as shall be necessary to confirm the provisions of this Assignment to any other Person having rights or obligations under the Licenses and Permits as the other may request from time to time, and each party shall execute and deliver to the other such further instruments, documents and agreements as the other may reasonably require to make this Assignment effective.

               7. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               8. This Assignment may only be modified, altered, amended, or terminated by the written agreement of Assignor and Assignee.

               9. Any notice, request, demand, statement or consent made hereunder or in connection herewith to any party shall be in writing and shall be sent to the addresses and in the manner specified in the Agreement of Sale.

               10. If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provisions.

               11. This Assignment shall be governed by and construed under the laws of the State of Texas without regard to principles of conflicts of law.

               IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day and year first above written.

                                        ASSIGNOR:

                                        INVESTORS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA
                                        a Washington corporation

                                        By:
                                        Title:

                                        ASSIGNEE:

                                        OMNI CONGRESS JOINT VENTURE
                                        a Texas joint venture

                                        By:
                                        Title:


                                     Exhibit "J"

                ASSIGNMENT AND ASSUMPTION OF WARRANTIES AND GUARANTIES

               THIS ASSIGNMENT AND ASSUMPTION OF WARRANTIES  AND GUARANTIES
          (the "Assignment") is made as of                          , 1995,
          by and between INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, a Washington corporation ("Assignor"), whose mailing address is 701 Brazos, Suite 1400, Austin, Texas 78701 and OMNI CONGRESS
          JOINT VENTURE, a                     ("Assignee"),  whose mailing
          address is 823 Congress Avenue, Suite 1111, Austin, Texas 78701.

                               Introductory Provisions:

               The following provisions form a part of this Assignment:

               A. Assignor and Assignee are parties to that certain Agreement of Sale dated September 5, 1995 (the "Agreement of
          Sale"), which provides, among other things, for the sale by Assignor to Assignee of that certain tract of land located in Travis County, Texas, as more particularly described on Exhibit "A" attached hereto and made part hereof for all purposes, together with the multi-use complex located thereon more commonly known as Austin Centre (the "Property"), and the execution and delivery of this Assignment.

               B. Assignor has certain rights, title and interest in and to the unexpired warranties and guaranties and payment and/or performance bonds provided in connection with any work or services provided under the Construction Contracts, Service Contracts or otherwise in connection with the construction and/or operation of the Property, as more particularly described on Exhibit "B" attached hereto and made a part hereof for all purposes (the "Warranties and Guaranties").

               C. The Agreement of Sale requires Assignor to assign to Assignee any and all of Assignor's right, title and interest in and to the Warranties and Guaranties and requires Assignee to assume Assignor's obligations under the Warranties and Guaranties.

               THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee any and all of Assignor's right, title and interest in and to the Warranties and Guaranties and any and all of the rights, benefits and privileges of Assignor thereunder.

               This Assignment is made subject to the Permitted Exceptions set forth in Exhibit "C" attached hereto.

               TO HAVE AND TO HOLD all and singular the Warranties and Guaranties unto Assignee, and Assignee's successors, and assigns forever.

               1. Words and phrases defined in the Agreement of Sale shall have the same meaning herein.

               2. Assignor agrees that it shall be responsible to all applicable Persons under the Warranties and Guaranties for the discharge or performance of any duties or obligations to be performed or discharged by Assignor thereunder prior to the date hereof, but Assignor shall not be responsible to any Persons under the Warranties and Guaranties for the discharge or performance of such duties or obligations to be performed or discharged by Assignor thereunder from and after the date hereof.

               3. Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Warranties and Guaranties on the part of Assignor required to be performed thereunder, from and after the date hereof (but not those required to be performed prior thereto).

               4. Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all loss, liability, cost, claim, damage or expense (including Fees and costs) incurred to enforce any rights and/or secure any remedies under this Assignment resulting by reason of the failure of Assignee to perform its obligations under the Warranties and Guaranties from and after the date hereof and/or Assignee's failure to perform its obligations under this Assignment.

               5. Except as to the Physical Conditions Exception described in Section 21(a) of the Agreement of Sale, Assignor hereby agrees to indemnify and hold harmless Assignee from and Against any and all loss, liability, cost, claim, damage or expense (including Fees and Costs) incurred to enforce any rights and/or secure any remedies under this Assignment resulting by reason of the failure of Assignor to perform its obligations under the Warranties and Guaranties prior to the date hereof and/or Assignor's failure to perform its obligations under this Assignment.

               6. Each party shall sign and give such notices and consents as shall be necessary to confirm the provisions of this Assignment to any other Persons having rights or obligations under the Warranties and Guaranties as the other may request from time to time, and each party shall execute and deliver to the other such further instruments, documents and agreements as the other may reasonably require to make this Assignment effective.

               7. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               8. This Assignment may only be modified, altered, amended, or terminated by the written agreement of Assignor and Assignee.

               9. Any notice, request, demand, statement or consent made hereunder or in connection herewith to any party shall be in writing and shall be sent to the addresses and in the manner specified in the Agreement of Sale.

               10. If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

               11. This Assignment shall be governed by and construed under the laws of the State of Texas without regard to principles of conflicts of law.

               IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day and year first above written.

                                        ASSIGNOR:

                                        INVESTORS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA
                                        a Washington corporation

                                        By:
                                        Title:

                                        ASSIGNEE:

                                        OMNI CONGRESS JOINT VENTURE
                                        a Texas joint venture

                                        By:
                                        Title:

                                    Exhibit "K-1"

                                    (Closing Date)

          To:  (Name and address of Tenant)

               Re:  Your space leased at Austin Centre, Austin, Texas

          Gentlemen:

               This is to inform you that on (Closing Date), Omni Congress Joint Venture ("Omni Congress") purchased the Austin Centre from Investors Life Insurance Company of North America ("Investors"), and that as of such date Omni Congress has succeeded to the rights and assumed the obligations of Investors as Landlord, under your Lease for your space at Austin Centre. Omni Congress acknowledges receipt of your security deposit in the amount of
          $            which has been delivered  by Investors and will hold
          such security deposit in accordance with the terms of your Lease and the provisions of the law relating to security deposits.

               Kindly make all future rent payments under the Lease payable to the order of Omni Congress Joint Venture.

               All future rent payments, formal communications and all inquiries (including any request for return of security) should be sent to Omni Congress Joint Venture, 823 Congress Avenue, Suite 111, Austin, Texas 78701.

                                        Very truly yours,

                                        INVESTORS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA

                                        By:
                                        Title:


                                        OMNI CONGRESS JOINT VENTURE

                                        By:
                                        Title:


                                    Exhibit "K-2"

                                    (Closing Date)

          To:  (Name and address of Manager)

               Attention:

               Re: Your Management Contract with Investors Life Insurance Company of North America in connection with Austin Centre, Austin, Texas

          Gentlemen:

               This is to inform you that as of (Closing Date), Omni Congress Joint Venture has succeeded to the rights and assumed the obligations of Investors Life Insurance Company of North America, as owner under the Management Contract dated
                , 19    with you regarding the Austin Centre.

               All future formal communications and inquiries should be sent to Omni Congress Joint Venture, 823 Congress, Suite 1111, Austin, Texas 78701.


                                        Very truly yours,

                                        INVESTORS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA

                                        By:
                                        Title:


                                    Exhibit "K-3"

                                    (Closing Date)

          To:  St. David's Episcopal Church
               304 West Seventh Street
               Austin, Texas  78701
               Attention:  Business Administrator

               Re: That certain Parking Lease (the "Lease") by and between the Protestant Episcopal Church Council of the Diocese of Texas and St. David's Episcopal Church (together, "Landlord"), as landlord, and Investors Life Insurance Company of North America, as tenant, dated April 1, 1992 covering the leasing to Investors Life Insurance Company of North America of certain parking spaces (the "Leased Premises") located in the parking garage situated on Lots 7, 8, 9 and 10, Block 86, Old City of Austin, Travis County, Texas

          Gentlemen:

               This is to inform you that as of (Closing Date), Omni Congress Joint Venture has succeeded to the rights and assumed the obligations of Investors Life Insurance Company of North America, as tenant, under the Lease.

               All future formal communications and inquiries should be sent to Omni Congress Joint Venture, 823 Congress Avenue, Suite 1111, Austin, Texas 78701.

                                        Very truly yours,

                                        INVESTORS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA

                                        By:
                                        Title:


                                     Exhibit "L"

                          CERTIFICATE OF CORPORATE OFFICERS

               I,                                   , hereby certify that I
          am now, and at all times mentioned herein have been, the duly elected, qualified, and acting (Assistant) Secretary of Investors Life Insurance Company of North America, a Washington corporation (the "Corporation"), and, as such officer, I have access to the records of the Corporation, which records of the Corporation reflect that:

               1.   Resolutions.     Attached   hereto  as   Annex  1   and
          incorporated herein by reference is a true and correct copy of resolutions which have been duly adopted by the Board of Directors of the Corporation in compliance with and not in contravention of the articles of incorporation and bylaws of the Corporation; none of such resolutions has been repealed or modified in any respect, and all of such resolutions are in full force and effect on the date hereof; and Exhibit A which is attached hereto and incorporated herein by reference is a true and correct copy of the Exhibit A referred to in such resolutions.

               2. Incumbency. The following named individuals are duly elected, qualified and acting officers of the Corporation holding the offices set forth opposite their respective names as of the date hereof, and set forth opposite the respective titles of said officers are their true, authentic signatures.

               Name            Title              Specimen Signature

                              President

                              Executive Vice
                              President
                              Secretary

                              Assistant
                              Secretary

               3. Articles of Incorporation and Bylaws. Attached hereto as Annexes 2 and 3, respectively, and incorporated herein by reference, are true and complete copies of the articles of incorporation and the bylaws of the Corporation.

               IN WITNESS  WHEREOF, I  have duly executed  this Certificate
          this     day of                 , 1995.


                                        (Assistant) Secretary

               I, hereby certify that I am now the duly elected, qualified and acting (Executive Vice) President of the Corporation; that the person executing and delivering the foregoing Certificate is the duly elected, qualified and acting officer of the Corporation as indicated in such Certificate, and the signature set forth above beside such person's name is such person's correct signature; and that the certifications set forth above are true and correct as of the date hereof.

                                      ANNEX 1

               WHEREAS, it is proposed that Investors Life Insurance Company of North America, a Washington corporation (the
          "Corporation"), sell to Omni Congress Joint Venture (the "Purchaser"), the real estate more particularly described on Exhibit "A" which is attached hereto and made a part hereof for all purposes, together with the improvements located thereon commonly known as "Austin Centre", comprised of: (a) a central atrium, an office tower and ground level retail space with approximately 343,664 square feet of rentable space, an underground 667-car parking garage, and common areas located in the atrium; (b) a hotel tower with 314 rooms commonly known as the "Omni Austin Hotel;"; (c) approximately 68,474 square feet of residential rental space located in the air space directly above said hotel; and (d) all other items comprising the Property as defined in that certain Agreement of Sale dated September 5, 1995, executed by the Corporation and Purchaser (the "Sale");

               WHEREAS, the Special Warranty Deed, Assignment and Assumption of Leases, Bill of Sale and other proposed papers evidencing, creating, governing or securing the Sale, or to be executed in connection therewith (the "Sale Documents"), have been submitted to, and reviewed by, the directors of the Corporation;

               NOW THEREFORE, RESOLVED, that the proposed Sale and the proposed Sale Documents be, and each is hereby, authorized and approved, and that the President or any Vice President of the Corporation be, and each is hereby, authorized, empowered and directed to execute the Sale Documents for and on behalf and in the name of the Corporation, with such changes in the terms and provisions thereof as the officer executing the same shall, in his sole discretion, deem necessary or desirable and in the best interest of the Corporation, his signature being conclusive evidence that he did so deem any such changes to be necessary or desirable and in the best interest of the Corporation; and

               FURTHER RESOLVED, that the President or any Vice President of the Corporation be, and each is hereby, authorized, empowered and directed to perform all acts and do all things which he may deem necessary or desirable to consummate the transactions contemplated by the Sale Documents, with such modifications, amendments or further assignments, certificates and other agreements, instruments or documents as he, in his discretion, may deem necessary or desirable and in the best interest of the Corporation, his taking of any such action, for and on behalf and in the name of the Corporation, and/or his execution and delivery, for and on behalf and in the name of the Corporation, of any such agreement, instrument or document to be conclusive evidence that he did so deem the same to be necessary or desirable and in the best interest of the Corporation; and

               FURTHER RESOLVED, that the Secretary and any Assistant Secretary of the Corporation be, and each is hereby, authorized, empowered and directed to certify and attest any documents which such officer may deem necessary or appropriate to consummate the transactions contemplated by the Sale Documents; but such certification or attestation shall not be required for the validity of the particular documents; and

               FURTHER RESOLVED, that any and all transactions by any of the officers or representatives of the Corporation, for and on behalf and in the name of the Corporation, with Purchaser prior to the adoption of the foregoing resolutions, including, but not limited to, the execution of the [application for the Sale?] and the negotiation of the Sale and the terms of the Sale Documents, be, and they are hereby, ratified, confirmed and approved in all respects for all purposes; and

               FURTHER RESOLVED, that the foregoing powers and authorizations shall continue in full force and effect until written notice of revocation has been given Purchaser and its receipt obtained therefor.

                                     Exhibit "M"

                                 ESTOPPEL CERTIFICATE

          Date:

               Re:  Lease dated                   , 19     ("Lease") by and
                    between                                  ("Tenant") and
                    Investors  Life  Insurance  Company  of  North  America
                    ("Landlord") for the premises located   at  Suite
                    , 701 Brazos, Austin, Texas (the "Property")

          To Omni Congress Joint Venture:

               The undersigned Tenant understands that Omni Congress  Joint
          Venture intends to acquire  the Property from the Landlord.   The
          undersigned Tenant does hereby certify to you as follows:

               A. A true and correct copy of the Lease is attached hereto as Exhibit "A".

               B. The Lease is in full force and effect and has not been modified, supplemented or amended except as follows:

               C. No dispute exists between the Landlord and Tenant, Tenant is not in default under the Lease and the Tenant does not consider the Landlord in default under the Lease except as follows:

               D. Tenant does not claim any offsets or credits against rents payable under the Lease except as follows:

               E. Tenant has not paid a security or other deposit with respect to the Lease, except as follows:

               F.   Tenant has fully paid rent due through the month of    .
               G.   Tenant has not  paid any rentals in advance  except for
                    the current month of           , 1995.

               H.   There are no outstanding tenant improvements as provided
                    for in the Lease except as follows:                    .

               I. Tenant has no knowledge of any leasing commissions due to any party other than as described in the Lease,
                    except as follows:                                      .

               J.   The primary term of the Lease expires on               ,
                    and the Tenant has no options to renew or extend the term of the Lease except as expressly provided in the Lease.

                                             By:



                                             (printed name)
                                             Its:


                                     Exhibit "N"

          AUSTIN CENTRE TELECOMMUNICATIONS SERVICES

               Advanced Telecommunications equipment and servicing system.


                                     EXHIBIT "O"

          (Copies of Registration Agreement, Confidentiality Agreement - Principal and Confidentiality Agreement - Agent)

                                  September 27, 1995

          Omni Congress Joint Venture
          823 Congress Avenue
          Suite 1111
          Austin, Texas  78701

          Attn:  Mr. Tom Stacy

               Re: Agreement of Sale ("Agreement") between Investors Life Insurance Company of North America ("Seller"), as Seller, and Omni Congress Joint Venture ("Buyer"), as Buyer, for the purchase and sale of Austin Centre

          Dear Mr. Stacy:

               Buyer has informed Seller that Buyer is not presently in a position to deliver to Seller the financial statements that Buyer is required by Section 17b(d) of the Agreement to deliver by September 25, 1995. Seller is not willing to waive this requirement of the Agreement but would be agreeable to giving Buyer more time to fulfill that requirement.

               Seller proposes to amend the Agreement by deleting Section 17b(d) of the Agreement and inserting in lieu thereof the following:

               (d) Financial Statements. On or before October 26, 1995, Buyer will deliver to Seller current financial statements of Buyer and all Persons who are or will become general and limited partners of, and other equity investors in, Buyer. If Buyer does not deliver such financial statements to Seller by October 26, 1995, Seller shall have the right to terminate this Agreement by notice to Buyer. If Seller exercises its right to terminate this Agreement, such termination shall be a "Permitted Termination" as defined by Section 23(a) of this Agreement, and the Deposit shall be returned to Buyer in accordance with said Section 23(a).

               Please indicate Buyer's agreement with the foregoing amendment to the Agreement by signing and returning to Seller a copy of this letter agreement, whereupon the Agreement shall be amended by this letter agreement.
                                             Sincerely,

                                             INVESTORS    LIFE    INSURANCE
          COMPANY
                                             OF NORTH AMERICA
                                             By:/s/ James M. Grace
                                                James M. Grace
                                                Executive Vice President

          ACCEPTED AND AGREED:

          OMNI CONGRESS JOINT VENTURE
          By:/s/ Tom Stacy
             Tom Stacy
             Managing Venturer

                                   October 11, 1995

          Omni Congress Joint Venture
          823 Congress Avenue
          Suite 1111
          Austin, Texas  78701

          Attn:  Mr. Tom Stacy

               Re: Agreement of Sale, as amended, ("Agreement") between Investors Life Insurance Company of North America ("Seller"), as Seller, and Omni Congress Joint Venture ("Buyer"), as Buyer, for the purchase and sale of Austin Centre

          Dear Mr. Stacy:

               Seller proposes to amend the Agreement by deleting the third sentence of Section 6b of the Agreement and inserting in lieu thereof the following sentence:

               On or before November 16, 1995, Seller shall deliver to Buyer Estoppel Certificates (herein so called), in form substantially as that set forth in Exhibit "M" attached hereto, originally executed by at least 75% of the Tenants under the Office Leases (collectively the "Estoppel Certificates").

               Please indicate Buyer's agreement with the foregoing amendment to the Agreement by signing and returning to Seller a copy of this letter agreement, whereupon the Agreement shall be amended by this letter agreement.

                                             Sincerely,

                                             INVESTORS LIFE INSURANCE COMPANY
                                             OF NORTH AMERICA

                                             By:/s/  James M. Grace
                                                James M. Grace
                                                Executive Vice President

          ACCEPTED AND AGREED:

          OMNI CONGRESS JOINT VENTURE

          By:/s/ Tom Stacy
             Tom Stacy
             Managing Venturer


                                  Third Amendment to
                                  Agreement of Sale

               This Third Amendment to Agreement of Sale ("Third Amendment") is entered into by and between Investors Life Insurance Company of North America ("Seller") and Omni Congress Joint Venture ("Buyer") and is as follows:

               WHEREAS, Seller and Buyer entered into an Agreement of Sale (the "Agreement") having an effective date of September 5, 1995, wherein Seller agreed to sell and Buyer agreed to purchase the real property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Property"); and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("First Amendment") dated September 27, 1995, a copy of which is attached hereto as Exhibit "B" and made a part hereof for all purposes; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("Second Amendment") dated October 11, 1995, a copy of which is attached hereto as Exhibit "C" and made a part hereof for all purposes; and

               WHEREAS,  Seller  and Buyer  have  agreed  to further  amend
          certain   terms  and   conditions  of   the  Agreement   as  more
          specifically set forth herein;

               NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree to further amend the Agreement as follows:

          1. The third sentence of Section 6b of the Agreement is deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                    On or before December 18, 1995, Seller shall deliver to Buyer Estoppel Certificates (herein so called), in form substantially as that set forth in Exhibit "M" attached hereto, originally executed by at least 75% of the Tenants under the Office Leases (collectively the "Estoppel Certificates").

          2. The language "45 days after the later of (i) the Effective Date or (ii) the date on which Seller has notified Buyer that substantially all of the documents and information described in Section 6a have been made available to Buyer" in the first sentence of Section 16(b) of the Agreement is deleted and the date "November 27, 1995" shall be inserted in lieu thereof.

          3. The third sentence of the second paragraph of Section 16(b) of the Agreement is deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                    If Buyer timely gives the Inspection Termination Notice to Seller, the Deposit together with all interest earned thereon shall be immediately returned to Buyer, less and with the exception of Fifteen Thousand and No/100 Dollars ($15,000.00) of the Deposit which shall be immediately delivered to Seller in consideration for the Due Diligence Review and Seller's entering into this Agreement.

          4. The first sentence of Section 16(c) of the Agreement is deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                    Buyer shall have until  January 4, 1996 (the "Financing
                    Feasibility  Period")   to  obtain  third   party  debt
                    financing upon terms acceptable to Buyer.

          5. The third sentence of Section 16(c) of the Agreement is deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                    If Buyer timely gives the Financing Termination Notice to Seller, the Deposit together with all interest earned thereon shall be immediately returned to Buyer, less and with the exception of Forty Thousand and No/100 Dollars ($40,000.00) of the Deposit which shall be immediately delivered to Seller in consideration for the Due Diligence Review, Seller's entering into this Agreement and restricting Seller's ability to agree to sell the Property to any Person other than Buyer until the end of the Financing Feasibility Period.

          6. Section 17b(d) of the Agreement is deleted in its entirety and the following shall be inserted in lieu thereof:

                    (d) Equity Partners. On or before November 27, 1995, Buyer will deliver to Seller (i) current financial statements of Buyer, (ii) written commitments from all Persons who on such date are or will become general and limited partners of, and other equity investors in,
                    Buyer (collectively, "Partners and Investors") that they will make the equity investments necessary to purchase the Property from Seller pursuant to this Agreement, subject only to Buyer's obtaining the third party debt financing upon terms acceptable to Buyer, and (iii) current financial statements of the Partners and Investors. Such Partners and Investors shall incur no legal liability to Seller or Buyer as a result of such commitments. Buyer may thereafter add or substitute Partners and Investors as Buyer deems necessary to complete the equity structure of Buyer. The withdrawal of any Partner or Investor of Buyer which prevents Buyer from closing the purchase of the Property from Seller shall constitute a default by Buyer under this Agreement only if Buyer has not timely given the Financing Termination Notice. If Buyer does not deliver such financial statements and commitments to Seller by November 27, 1995, Seller shall have the right to terminate this Agreement by notice to Buyer. If Seller exercises its right to terminate this
                    Agreement, the Deposit together with all interest earned thereon shall be immediately returned to Buyer, less and with the exception of Fifteen Thousand and No/100 Dollars ($15,000.00) of the Deposit which shall be immediately delivered to Seller in consideration for the Due Diligence Review and Seller's entering into this Agreement.

          7. This Third Amendment may be executed in multiple counterparts which, when combined together, shall constitute an original of this Third Amendment. In addition, facsimile signatures of the parties shall be effective on all counterparts of this Third Amendment.

          8. All terms and conditions of the Agreement not specifically amended hereby are hereby ratified, confirmed, and shall continue in full force and effect.

          EXECUTED this 7th day of November, 1995.

                                        Seller:

                                        INVESTORS LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA

                                        By:/s/ Roy F. Mitte
                                           Roy F. Mitte, President

                                        Buyer:

                                        OMNI CONGRESS JOINT VENTURE

                                        By:/s/ Tom Stacy
                                           Tom Stacy, Managing Venturer

                                 Fourth Amendment to
                                  Agreement of Sale

               This Fourth Amendment to Agreement of Sale ("Fourth Amendment") is entered into by and between Investors Life Insurance Company of North America ("Seller") and Omni Congress Joint Venture ("Buyer") and is as follows:

               WHEREAS, Seller and Buyer entered into an Agreement of Sale (the "Agreement") having an effective date of September 5, 1995, wherein Seller agreed to sell and Buyer agreed to purchase the real property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Property"); and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("First Amendment") dated September 27, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("Second Amendment") dated October 11, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Third Amendment") dated November 7, 1995; and

               WHEREAS,  Seller  and Buyer  have  agreed  to further  amend
          certain   terms  and   conditions  of   the  Agreement   as  more
          specifically set forth herein;

               NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree to further amend the Agreement as follows:

          1. The third sentence of Section 6b of the Agreement is deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                    On or before December 27, 1995, Seller shall deliver to Buyer Estoppel Certificates (herein so called), in form substantially as that set forth in Exhibit "M" attached hereto, originally executed by at least 75% of the Tenants under the Office Leases (collectively the "Estoppel Certificates").

          2. The first sentence of Section 13 of the Agreement is deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                    Consummation of the transactions contemplated by this Agreement (the "Closing") shall be held on or before the first business day (the "Closing Date") that is ten
                    (10) days after the end of the Financing Feasibility Period as described in Section 16(c), subject to any extension required by Section 10 hereof.

          3.   The  date  "November  27, 1995"  in  the  first sentence  of
               Section 16(b) of the Agreement is deleted and the date "December 4, 1995" shall be inserted in lieu thereof.

          4. The first sentence of Section 16(c) of the Agreement is deleted in its entirety and the following sentences shall be inserted in lieu thereof:

                    Buyer shall have until the close of business on the last day of the Financing Feasibility Period (as hereinafter defined) to obtain third party financing upon terms acceptable to Buyer. If Omni Hotel notifies Seller in writing of its intended termination of the Omni Hotel Agreement in accordance with Section 16.3 thereof, the "Financing Feasibility Period" shall end on February 5, 1996. If Omni Hotel notifies Seller in writing of its decision not to terminate the Omni Hotel Agreement pursuant to Section 16.3 thereof, the "Financing Feasibility Period" shall end on the later of (i) January 4, 1996 or (ii) fifteen (15) days after the date on which Seller receives such notice from Omni Hotel, but in no event shall the "Financing Feasibility Period" end later than January 19, 1996. If Omni Hotel does not give either notice referred to in the preceding two sentences within thirty (30) days of Omni Hotel's receipt of the information required to be furnished by Seller pursuant to Section 16.2 of the Omni Hotel Agreement, the "Financing Feasibility Period" shall end on the later of (i) January 4, 1996 or (ii) fifteen (15) days after the date on which said 30-day period ends, but in no event shall the "Financing Feasibility Period" end later than January 19, 1996. If the end of the "Financing Feasibility Period" cannot be determined with certainty because of a dispute with Omni Hotel as to whether or when Omni Hotel received the information required to be furnished by Seller pursuant to Section 16.2 of the Omni Hotel Agreement, the "Financing Feasibility Period" shall end on January 19, 1996.

          5. The last sentence of Section 21(a) of the Agreement is deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                    Buyer agrees to and does hereby indemnify, defend, exonerate and save Seller harmless from and against any and all liability, loss, damage, claims and expense incurred or suffered by Seller (i) arising out of or incidental to the operation of the Property by Buyer after the conveyance of the Property to Buyer or (ii) as the result of any claim made against Seller relating to any addition or deletion of any general or limited partners of, or other equity investors in, Buyer or any other change in the information provided pursuant to
                    Section 17b(b) of this Agreement or Article XVI of the Omni Hotel Agreement.

          6. This Fourth Amendment may be executed in multiple counterparts which, when combined together, shall constitute an original of this Fourth Amendment. In addition, facsimile signatures of the parties shall be effective on all counterparts of this Fourth Amendment.

          7. All terms and conditions of the Agreement not specifically amended hereby are hereby ratified, confirmed, and shall continue in full force and effect.

          Executed on this the 1st day of December, 1995.

                                        Seller:

                                        INVESTORS LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA

                                        By:/s/ Roy F. Mitte
                                           Roy F. Mitte, President

                                        Buyer:



                                        OMNI CONGRESS JOINT VENTURE

                                        By:/s/ Tom Stacy
                                           Tom Stacy, Managing Venturer


                                  Fifth Amendment to
                                  Agreement of Sale

               This   Fifth  Amendment   to   Agreement  of   Sale  ("Fifth
          Amendment") is entered into as follows:

               WHEREAS, Investors Life Insurance Company of North America ("Seller") and Omni Congress Joint Venture ("Buyer") entered into an Agreement of Sale (the "Agreement") having an effective date of September 5, 1995, wherein Seller agreed to sell and Buyer agreed to purchase the real property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Property"); and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("First Amendment") dated September 27, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("Second Amendment") dated October 11, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Third Amendment") dated November 7, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Fourth Amendment") dated December 1, 1995; and

               WHEREAS,  Seller  and Buyer  have  agreed  to further  amend
          certain   terms  and   conditions  of   the  Agreement   as  more
          specifically set forth herein;

               NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree to further amend the Agreement as follows:

          1. Section 2(b) of the Agreement is hereby amended by adding the following sentence to the end of said Section 2(b):
               Seller agrees to pay One Million and No/100 Dollars ($1,000,000.00) of the Purchase Price to Buyer's reserve account for tenant improvement costs, commissions and capital reserves for the Property. Seller will have no control over, beneficial interest in or responsibility for said account.

          2. The first sentence of Section 13 of the Agreement is deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                    Consummation of the transactions contemplated by this Agreement (the "Closing") shall be held on or before March 1, 1996 (the "Closing Date"), subject to any extension required by Section 10 hereof; provided, however, that Buyer shall have the right to extend the Closing Date to a date on or before March 29, 1996 if Buyer, prior to February 26, 1996, gives notice to Seller and the Title Company of such extension of the Closing Date and deposits with the Title Company, as Escrow Agent, an additional Two Hundred and Fifty Thousand and No/10 Dollars ($250,000.00), thereby increasing the Deposit to Seven Hundred and Fifty Thousand and No/100 Dollars ($750,000.00).

          3. Section 15(c) of the Agreement is deleted in its entirety and the following shall be inserted in lieu thereof:

                    (c) After the Closing, Seller shall promptly pay to Buyer, as collected, a fraction of the amounts collected on all accounts receivable balances referred to in Subsection 15(a) above, which fraction shall consist of $250,000.00 as the numerator and the total amount of such account receivable balances, outstanding on the Closing Date as the denominator. Seller shall use commercially reasonable efforts to collect such account receivable balances.

          4. Seller and Buyer acknowledge and agree that the Financing Feasibility Period described in Section 16(c) of the Agreement has expired. Buyer hereby waives its right to give the Financing Termination Notice and acknowledges that the Deposit has become fully non-refundable except for Seller's uncured default or failure to close on the Closing Date or the failure of Seller to satisfy the conditions in
               Section 8 of the Agreement that Seller is obligated to satisfy prior to the Closing.

          5. This Fifth Amendment may be executed in multiple counterparts which, when combined together, shall constitute an original of this Fifth Amendment. In addition, facsimile signatures of the parties shall be effective on all counterparts of this Fifth Amendment.

          6. All terms and conditions of the Agreement not specifically amended hereby are hereby ratified, confirmed, and shall continue in full force and effect.

          Executed on this the 19th day of January, 1996.

                                   Seller:


                                   INVESTORS LIFE INSURANCE COMPANY OF
                                   NORTH AMERICA

                                   By:/s/ Theodore A. Fleron
                                   Theodore A. Fleron, Senior Vice
                                   President and Assistant Secretary


                                   Buyer:


                                   OMNI  CONGRESS   JOINT  VENTURE,  a
                                   Texas General Partnership

                                   By:/s/ Tom Stacy
                                   Name: Tom Stacy
                                   Title: Managing Venturer


                                  Sixth Amendment to
                                  Agreement of Sale

               This   Sixth  Amendment   to  Agreement   of   Sale  ("Fifth
          Amendment") is entered into as follows:

               WHEREAS, Investors Life Insurance Company of North America ("Seller") and Omni Congress Joint Venture ("Buyer") entered into an Agreement of Sale (the "Agreement") having an effective date of September 5, 1995, wherein Seller agreed to sell and Buyer agreed to purchase the real property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Property"); and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("First Amendment") dated September 27, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("Second Amendment") dated October 11, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Third Amendment") dated November 7, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Fourth Amendment") dated December 1, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Fifth Amendment") dated January 19, 1996; and

               WHEREAS,  Seller  and Buyer  have  agreed  to further  amend
          certain   terms  and   conditions  of   the  Agreement   as  more
          specifically set forth herein;

               NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree to further amend the Agreement as follows:

          1. The first sentence of Section 13 of the Agreement is deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                    Consummation of the transactions contemplated by this Agreement (the "Closing") shall be held on or before March 1, 1996 (the "Closing Date"), subject to any extension required by Section 10 hereof; provided, however, that Buyer shall have the right to extend the Closing Date to a date on or before March 29, 1996 if Buyer, prior to 10:00 a.m., Austin, Texas time, on February 27, 1996, gives notice to Seller and the Title Company of such extension of the Closing Date and deposits with the Title Company, as Escrow Agent, an additional Two Hundred and Fifty Thousand and No/10 Dollars ($250,000.00), thereby increasing the Deposit to Seven Hundred and Fifty Thousand and No/100 Dollars ($750,000.00).

          2. This Sixth Amendment may be executed in multiple counterparts which, when combined together, shall constitute an original of this Sixth Amendment. In addition, facsimile signatures of the parties shall be effective on all counterparts of this Sixth Amendment.

          3. All terms and conditions of the Agreement not specifically amended hereby are hereby ratified, confirmed, and shall continue in full force and effect.

          Executed on this the 23rd day of February, 1996.

                                        Seller:

                                        INVESTORS LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA

                                        By:/s/ James M. Grace
                                           James M. Grace, Executive Vice
                                           President

                                        Buyer:

                                        OMNI CONGRESS JOINT VENTURE

                                        By:/s/ Tom Stacy
                                           Tom Stacy, Managing Venturer


                             ASSIGNMENT AND ASSUMPTION OF
                                  AGREEMENT OF SALE

               THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF SALE (the "Assignment") is made as of January 19, 1996, by and between OMNI CONGRESS JOINT VENTURE, a Texas joint venture, ("Assignor"), whose mailing address is 823 Congress Avenue, Suite 1111, Austin, Texas 78701 and PROPERTY ASSET MANAGEMENT INC., a Delaware corporation, ("Assignee"), whose mailing address is 3 World Financial Center, New York, New York 10285.

               WHEREAS, Assignor has entered into that certain Agreement of Sale dated September 5, 1995 between Investors Life Insurance Company of North America ("Investors"), as Seller, and Assignor, as Buyer, as amended by the First Amendment to Agreement of Sale dated September 27, 1995, the Second Amendment to Agreement of Sale dated October 11, 1995, the Third Amendment to Agreement of Sale dated November 7, 1995, the Fourth Amendment to Agreement of Sale dated December 1, 1995 and Fifth Amendment to Agreement of Sale dated January 19, 1996 (said Agreement of Sale along with the First Second, Third and Fourth Amendments to Agreement of Sale being collectively referred to as the "Agreement") relating to the sale by Investors to Assignor of the real estate in Austin, Texas known as the Austin Centre and more particularly described on Exhibit "A" attached hereto (the "Property");

               NOW, THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER AND DELIVER unto Assignee all of Assignor's right, title and interest in and to the Agreement and all of the rights, benefits and privileges of Assignor thereunder, but not Assignor's obligations thereunder.

               TO HAVE AND TO HOLD all and singular the Agreement unto Assignee, and Assignee's successors and assigns forever.

               1. Assignee hereby accepts the assignment of the Agreement (other than the obligations of the Assignor under the Agreement). This Assignment shall not be construed to currently obligate Assignee to take any action or incur any expense or perform or discharge any obligation, duty or liability under the Agreement. It is agreed and understood that if Assignor fails to meet any of its obligations pursuant to the Agreement, Assignee may, but is not required to, assume all of the obligations of the Buyer under the Agreement on its own behalf or on behalf of Assignor. Seller agrees to give Buyer written notice of any default by Assignor under the Agreement and Assignee shall have two (2) business days to assume in writing all of the obligations of the Buyer under the Agreement, including, but not limited to, the obligations of Buyer under Sections 17b (a) and (b) of the Agreement. If the time for compliance with any obligations of Buyer has expired prior to the valid assumption of such obligation by Assignee pursuant to the preceding sentence, Assignee shall be afforded a reasonable period of time under the circumstances to perform such obligation. If Assignee fails to timely assume in writing all of the obligations of the Buyer under the Agreement, the Agreement shall terminate and the Deposit shall be distributed to Seller in accordance with the Agreement. Notwithstanding this Assignment, Assignor hereby acknowledges and agrees that it shall remain fully liable to perform all of the obligations of the Buyer under the Agreement.

               1.A Assignee acknowledges and agrees that the Financing Feasibility Period described in Section 16(c) of the Agreement has expired. Buyer has waived its right to give the Financing Termination Notice, and that the Deposit has become fully non-refundable except for Seller's uncured default or failure to close on the Closing Date or the failure of Seller to satisfy the conditions in Section 8 of the Agreement that Seller is obligated to satisfy prior to the Closing.

               2. Assignor shall not enter into any agreement or do or fail to do any act under the Agreement or otherwise that will adversely affect the rights assigned to Assignee hereunder without the consent of Assignee.

               3. Each party shall sign and give such notices and consents as shall be necessary to confirm the provisions of this Assignment to Investors or any other persons or entity having rights or obligations under the Agreement, as the other may request from time to time, and each party shall execute and deliver to the other such further instruments, documents and agreements as the other may reasonably require to make this Assignment effective.

               4. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               5. This Assignment may only be modified, altered, amended or terminated by the written agreement of Assignor and Assignee.

               6. Any notice, request, demand, statement or consent made hereunder or in connection herewith to any party shall be in writing and shall be sent (if to any party other than PAMI) to the addresses and in the manner specified in the Agreement, and if to PAMI, to 3 World Financial Center, New York, New York 10285, Attention: Edward J. Meylor.

               7. If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

               8. This Assignment shall be governed by and construed under the laws of the State of New York without regard to principles of conflicts of law.

               9. This Assignment may be executed in counterparts, which when taken together shall be deemed to be an original.

               10. Each party hereto acknowledges and agrees that all parties hereto may rely upon execution of this Agreement and the Assignment by facsimile copy.

               11.    Capitalized  terms  used  but  not  defined  in  this
          Assignment  shall  have  the  meanings  given  to   them  in  the
          Agreement.

               IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day and year first above written.

                                        ASSIGNOR:

                                        OMNI CONGRESS JOINT VENTURE, a
                                        Texas joint venture

                                        By:/s/ Tom Stacy
                                           Name: Tom Stacy
                                           Title: Managing Venturer


                                        ASSIGNEE:

                                        PROPERTY ASSET MANAGEMENT INC.
                                        a Delaware corporation

                                        By:/s/ Edward J. Meylor
                                           Name: Edward J. Meylor
                                           Title: Vice President


                                  CONSENT OF SELLER

          Investors Life Insurance Company of North America hereby consents to the foregoing assignment of the Agreement from Assignor to Assignee. By its consent, Investors Life Insurance Company of North America agrees to accept, subject to Assignee's assumption in writing of all of the obligations of the Buyer under the Agreement, tender of performance by Assignee of any obligations of Assignor as buyer under the Agreement, including without limitation, the closing of the purchase of the Property.

                                        INVESTORS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA

                                        By:/s/ Theodore A. Fleron
                                           Name:  Theodore A. Fleron
                                           Title: Senior Vice President and
                                                  Assistant  Secretary